As filed with the Securities and Exchange Commission on May 9, 2008

Securities Act File No. 333-150026

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No. __

(Check appropriate box or boxes)

BLACKROCK FUNDSSM
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, DE 19809
(Address of Principal Executive Offices)
Telephone Number: (800) 441-7762
(Area Code and Telephone Number)

Donald C. Burke
BlackRock Funds
100 Bellevue Parkway
Wilmington, DE 19809
(Name and Address of Agent for Service)

_________________

Copies to:

Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

     Title of securities being registered: Shares of beneficial interest, par value $.001 per share, of BlackRock Global Science & Technology Opportunities Portfolio, a portfolio of BlackRock FundsSM. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Technology Fund, Inc. (“Technology Fund”), a registered investment company and corporation organized under the laws of the State of Maryland

2.	Questions and Answers for Shareholders of Technology Fund

3.	Notice of Special Meeting of Shareholders of Technology Fund

4.

Combined Prospectus/Proxy Statement regarding the proposed Reorganization of Technology Fund into BlackRock Global Science & Technology Opportunities Portfolio (“Global Science”), a portfolio of BlackRock FundsSM

5.	Statement of Additional Information regarding the proposed Reorganization of Technology Fund into Global Science

6.	Part C Other Information

7.	Exhibits

May      , 2008

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of BlackRock Technology Fund, Inc. (“Technology Fund”), a corporation organized under the laws of the State of Maryland, to be held on Tuesday, July 8, 2008. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting Technology Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of Technology Fund into BlackRock Global Science & Technology Opportunities Portfolio (“Global Science”), a portfolio of BlackRock FundsSM, a fund with an investment objective and investment policies similar to those of Technology Fund.

The Board of Directors of Technology Fund believes the Reorganization is in the best interests of Technology Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

The enclosed materials explain this proposal in more detail and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touch-tone telephone;

  By internet;

  By returning the enclosed proxy card in the postage-paid envelope; or

  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Institutional Shareholder Services, our proxy solicitor, to vote your shares over the phone.

As always, we appreciate your support.

Sincerely,

Donald C. Burke
President of BlackRock Technology Fund, Inc.

BlackRock Technology Fund, Inc.
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve an agreement and plan of reorganization (the “Reorganization Agreement”) with respect to a reorganization (the “Reorganization”) between your fund, BlackRock Technology Fund, Inc. (“Technology Fund”), a registered investment company and a corporation organized under the laws of the State of Maryland, and BlackRock Global Science & Technology Opportunities Portfolio (“Global Science” and together with Technology Fund, the “Funds”), a portfolio of BlackRock FundsSM (“BlackRock Funds”), a registered investment company and a business trust organized under the laws of the Commonwealth of Massachusetts. Global Science pursues an investment objective and investment policies similar to those of Technology Fund. If the proposed Reorganization is approved and completed, an account at Global Science will be set up in your name, you will become a shareholder of Global Science and Technology Fund will be dissolved, completely liquidated and deregistered as an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.” Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of Global Science.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of Technology Fund (the “Technology Fund Board”) has determined that the proposed Reorganization will benefit the shareholders of Technology Fund and will not result in dilution to shareholders. The Technology Fund Board recommends that you cast your vote “For” the proposed Reorganization.
Q:	How will the Reorganization affect me?

A:	If shareholders of Technology Fund approve the proposed Reorganization, substantially all the assets and certain stated liabilities of Technology Fund will be combined with those of Global Science and you will become a shareholder of Global Science. An account will be set up in your name at Global Science and you will receive the same class of shares of Global Science as you currently hold of Technology Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of Technology Fund will hold a smaller percentage of ownership in the Combined Fund than he or she held in Technology Fund prior to the Reorganization.

Q:	In the Reorganization, will I receive shares of Global Science of the same class as the shares of Technology Fund that I now hold?

A:	Yes. You will receive shares of Global Science of the same class as the shares you own of Technology Fund.

Q:	Will I own the same number of shares of Global Science as I currently own of Technology Fund?

A:	No, you will receive shares of Global Science with the same aggregate net asset value as the shares of Technology Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset values of the shares of the two Funds on the valuation date. Thus if, on the valuation date, the net asset value of a share of Global Science is lower than the net asset value of the corresponding share of Technology Fund, you will receive a greater number of shares of Global Science in the Reorganization than you held in Technology Fund before the Reorganization. On the other hand, if the net asset value of a share of Global Science is higher than the net asset value of the corresponding share of Technology Fund, you will receive fewer shares of Global Science in the Reorganization than you held in Technology Fund before the Reorganization. The aggregate net asset value of your Global Science shares immediately after the Reorganization will be the same as the aggregate net asset value of your Technology Fund shares immediately prior to the Reorganization.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same.

Q:	Who will advise Global Science once the Reorganization is completed?

A:	Global Science will continue to be managed by BlackRock Advisors, LLC (“BlackRock Advisors”), an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), which is also the investment adviser for Technology Fund.
Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of Global Science acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Technology Fund shares or (ii) you purchased your shares of any other BlackRock fund and subsequently exchanged them for shares of Technology Fund.
Q:	How will the Reorganization benefit shareholders?

A:	BlackRock Advisors believes that the Reorganization will benefit the shareholders of each of the Funds. Following the Reorganization: (i) Global Science shareholders will remain invested in a diversified, open-end fund that has substantially greater net assets and no changes to its current investment objectives and strategies; and (ii) Technology Fund shareholders will become invested in a diversified, open-end fund with substantially similar investment objectives and strategies that has somewhat greater net assets than Technology Fund, and will hold shares that are subject to sales charges, distribution and service fees comparable to such charges and fees applicable to the shares they currently hold. Further, BlackRock Advisors believes that the Reorganization will not adversely affect the shareholders of either Global Science or Technology Fund because after giving effect to applicable fee waivers or reimbursements, the total annual operating expense ratio borne by shareholders of the Combined Fund for each share class will remain the same or be lower than such ratios for the corresponding share class of each Fund before the Reorganization. In addition, BlackRock Advisors and its affiliates have agreed to bear the expenses of the Reorganization attributable to both Funds.

Q:	How do operating expenses paid by Global Science compare to those payable by Technology Fund?

A:	The projected operating expense ratio of each class of shares of the Combined Fund is expected to be slightly lower than the operating expense ratio of each class of shares of Technology Fund prior to the Reorganization, both before and after giving effect to any contractual or voluntary fee waivers or reimbursements.

Q:	What will I have to do to open an account in Global Science? What happens to my account if the Reorganization is approved?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of Global Science. We will send you written confirmation that this change has taken place. You will receive the same class of shares of Global Science as you currently hold of Technology Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of Technology Fund, it is not necessary to surrender such certificates.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, Technology Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and substantially all of its liabilities in exchange solely for shares of Global Science or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of Global Science in connection with the Reorganization. However, prior to the Reorganization, Technology Fund will distribute to its shareholders its undistributed net investment income and undistributed realized net capital gain, if any. These distributions will be taxable to shareholders.

Q:	What if I redeem or exchange my shares before the Reorganization takes place?

A:	If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, any applicable contingent deferred sales charges will be applied.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur before the end of the third quarter of 2008.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. You may also contact BlackRock Funds by calling 1-800-441-7762 or visit our website at www.blackrock.com where you can send us an email message by selecting “Contact Us.”

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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May     , 2008

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 8, 2008

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of BlackRock Technology Fund, Inc. (“Technology Fund”), a registered investment company and corporation organized under the laws of the State of Maryland, will be held on Tuesday, July 8, 2008 at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, at 9:00 a.m., Eastern time, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which Technology Fund would transfer substantially all of its assets and certain stated liabilities to BlackRock Global Science & Technology Opportunities Portfolio (“Global Science”), a portfolio of BlackRock FundsSM (“BlackRock Funds”), in exchange solely for Investor A, Investor B, Investor C, Institutional and R shares of Global Science, which will be distributed by Technology Fund to the holders of its shares in complete liquidation of Technology Fund; and
2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Directors of Technology Fund has fixed the close of business on May 9, 2008 as the record date for determination of shareholders of Technology Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

It is very important that your voting instructions be received by the date of the Special Meeting. Instructions for shares held of record in the name of nominee, such as a broker/dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in Technology Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed combined prospectus/proxy statement entitled “Voting Information and Requirements—Manner of Voting” on p. 40 for more information.

By Order of the Board of Directors,

Howard B. Surloff
Secretary

Plainsboro, New Jersey

BlackRock Technology Fund, Inc.
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY COMBINED PROSPECTUS/PROXY STATEMENT
DATED May 9, 2008

COMBINED PROSPECTUS/PROXY STATEMENT
BLACKROCK TECHNOLOGY FUND, INC.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 441-7762

BLACKROCK GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, DE 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of BlackRock Technology Fund, Inc. (“Technology Fund”), a registered investment company and a corporation organized under the laws of the State of Maryland. A special meeting of shareholders of Technology Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, July 8, 2008 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of Technology Fund as of the close of business on May 9, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of Technology Fund on or about May 15, 2008. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Directors of Technology Fund requests that shareholders vote their shares by completing and returning the enclosed form of proxy.

The purposes of the Special Meeting are:

     1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which Technology Fund would transfer substantially all of its assets and certain stated liabilities to BlackRock Global Science & Technology Opportunities Portfolio (“Global Science”), a portfolio of BlackRock FundsSM (“BlackRock Funds”), a registered investment company and a business trust organized under the laws of the Commonwealth of Massachusetts, in exchange solely for Investor A, Investor B, Investor C, Institutional, and R shares of Global Science, which will be distributed by Technology Fund to the holders of its shares in complete liquidation of Technology Fund; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

     The Board of Directors of Technology Fund (“Technology Fund Board”), and the Board of Trustees of BlackRock Funds, on behalf of Global Science (“BlackRock Funds Board”), have each approved a reorganization (the “Reorganization”) by which Technology Fund, an open-end investment company, would be acquired by Global Science, an open-end investment company. Global Science has an investment objective and investment policies and practices similar to those of Technology Fund.

     Global Science and Technology Fund are each sometimes referred to herein as a “Fund” and collectively as the “Funds.” The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

     If Technology Fund shareholders approve the Reorganization, Technology Fund will transfer substantially all of its assets and certain stated liabilities to Global Science. Global Science will simultaneously issue to Technology Fund shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of Technology Fund. Immediately thereafter, Technology Fund will distribute these shares of Global Science to its shareholders. After distributing these shares, Technology Fund will redeem all outstanding shares of its capital stock and will be dissolved, completely liquidated and deregistered as an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). When the Reorganization is complete, Technology Fund shareholders will hold the same class of shares of Global Science as they currently hold of Technology Fund. The aggregate net asset value of Global Science shares received in the Reorganization will equal the aggregate net asset value of the Technology Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of Technology Fund will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in Technology Fund prior to the Reorganization. After the Reorganization, Global Science will continue to operate as a portfolio of BlackRock Funds.

     The Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of Technology Fund should know before voting on the Reorganization and constitutes an offering of Investor A, Investor B, Investor C, Institutional and R shares of Global Science only. Please read it carefully and retain it for future reference.

     The following documents have been filed with the Securities and Exchange Commission (the “SEC”), accompany this Combined Prospectus/Proxy Statement and are incorporated by reference into (legally considered part of) this Combined Prospectus/Proxy Statement:

  Global Science Prospectus for Investor class shares (Investor A shares, Investor B shares and Investor C shares) dated January 31, 2008 (and as currently supplemented) (the “Global Science Investor Prospectus”);

  Global Science Prospectus for Institutional shares dated January 31, 2008 (and as currently supplemented) (the “Global Science Institutional Prospectus”);

  Global Science Prospectus for R shares dated January 31, 2008 (and as currently supplemented) (the “Global Science R Prospectus” and collectively with the Global Science Investor Prospectus and the Global Science Institutional Prospectus, the “Global Science Prospectus”); and

  Annual Report to Shareholders of Global Science for the fiscal year ended September 30, 2007 (“Global Science Annual Report”).

     The following documents have been filed with the SEC and are incorporated herein by reference but do not accompany this Combined Prospectus/Proxy Statement:

  Statement of Additional Information dated May     , 2008, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

  Statement of Additional Information of Global Science containing additional information about Global Science, dated January 31, 2008 (and as currently supplemented) (“Global Science SAI”);

  Technology Fund Prospectus dated July 23, 2007 (and as currently supplemented) (the “Technology Fund Prospectus”);

  Statement of Additional Information containing additional information about Technology Fund, dated July 23, 2007 (and as currently supplemented) (the “Technology Fund SAI”);

  Annual Report to Shareholders of Technology Fund for the fiscal year ended March 31, 2007 (“Technology Fund Annual Report”); and

  Semi-Annual Report to Shareholders of Technology Fund for the fiscal period ended September 30, 2007 (“Technology Fund Semi-Annual Report”).

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

     Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Technology Fund, Inc.	BlackRock Global Science & Technology
100 Bellevue Parkway	Opportunities Portfolio
Wilmington, DE 19809	of BlackRock Funds
Telephone: 1-800-441-7762	c/o PFPC Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019
Telephone: 1-800-441-7762

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington,
DC 20549. Call 202-551-8090 for information about the operation of the
Public Reference Room

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

     The Technology Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is May __, 2008.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     BlackRock FundsSM (“BlackRock Funds”), a business trust organized under the laws of the Commonwealth of Massachusetts, and BlackRock Global Science & Technology Opportunities Portfolio, a portfolio of BlackRock Funds (“Global Science”), are each open-end management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) registered with the Securities and Exchange Commission (the “SEC”). BlackRock Technology Fund, Inc. (“Technology Fund”) is a registered open-end management investment company and a corporation organized under the laws of the State of Maryland.

     The investment objective of Technology Fund is long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of Technology Fund’s investment manager, derive a substantial portion of their income from products and services in technology related industries. The investment objective of Global Science is long term capital appreciation. To achieve its objective, Global Science will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. Each Fund publicly offers its shares on a continuous basis. Shares of Technology Fund may be purchased through its distributors, BlackRock Distributors, Inc. (“BDI”) or FAM Distributors, Inc. (“FAMD”), and through numerous intermediaries; shares of Global Science may be purchased through its distributor, BDI, and through numerous intermediaries. Shareholders of each Fund (other than holders of Technology Fund’s Class R shares and holders of Global Science’s Service shares) have the right to exchange their shares for shares of the same class of other funds managed by the same adviser, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges and redemption fees).

The Proposed Reorganization

     The Board of Technology Fund (the “Technology Fund Board”), including the Directors who are not “interested persons” of Technology Fund (as defined in the 1940 Act), has unanimously approved the Agreement and Plan of Reorganization between Technology Fund and BlackRock Funds, on behalf of Global Science (the “Reorganization Agreement”). The BlackRock Funds Board, including the Trustees who are not “interested persons” of BlackRock Funds, has also unanimously approved the Reorganization Agreement. Subject to approval by Technology Fund shareholders, the Reorganization Agreement provides for:

  the transfer of substantially all the assets and certain stated liabilities of Technology Fund to Global Science in exchange solely for Investor A, Investor B, Investor C, Institutional and R shares of Global Science;
  the distribution of such shares to Technology Fund shareholders; and
  the redemption of all outstanding shares of capital stock and the dissolution and complete liquidation of Technology Fund and the termination of its registration as an investment company under the 1940 Act.

     If the proposed Reorganization is approved and completed, Technology Fund shareholders would hold shares of the same class of Global Science as they currently hold of Technology Fund with an aggregate net asset value equal to the aggregate net asset value of the Technology Fund shares such shareholders owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

     In approving the Reorganization Agreement, the Technology Fund Board, including the independent Directors, determined that participation in the Reorganization is in the best interests of Technology Fund and its shareholders and that the interests of the shareholders of Technology Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching these conclusions, the Technology Fund Board, including the independent Directors, engaged in a thorough review process relating to the proposed Reorganization. The independent Directors also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Technology Fund Board’s deliberations. The Technology Fund Board, including all of the independent Directors, approved the Reorganization at a quarterly in-person meeting that was held on February 26, 2008.

     The primary factors considered by the Technology Fund Board with regard to the Reorganization included, but were not limited to, the following:

  The fact that the investment objectives and policies of Technology Fund and Global Science are similar. See “Comparison of Technology Fund and Global Science—Investment Objectives and Principal Investment Strategies.”

  The expectation that the Combined Fund may achieve certain potential benefits from its larger net asset size.

  The fact that no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. However, distributions to shareholders prior to the Reorganization of investment company taxable income and net realized capital gain, if any, will be taxable to shareholders.

  The identity, investment style and strategies (as described below under “Comparison of Technology Fund and Global Science—Investment Objectives and Principal Investment Strategies”) of the management team that will manage the Combined Fund. See “Management of the Funds.”

  The relative performance history of each Fund. See “Comparison of Technology Fund and Global Science—Performance Information.”

  The expectation that shareholders will have substantially the same services available after the Reorganization.

  That costs incurred by the Funds associated with the Reorganization will be borne by BlackRock Advisors, LLC (“BlackRock Advisors”) or its affiliates. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling securities prior to the Reorganization will be borne by that Fund.

  The expectation that the Combined Fund will have an operating expense ratio for each share class both before and after giving effect to any contractual or voluntary fee waivers or reimbursements, that is lower than that of each corresponding share class of Technology Fund prior to the Reorganization. In addition, BlackRock Advisors has voluntarily agreed to limit the net operating expense ratio of R shares of the Combined Fund to 2.13% of average daily net assets (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). BlackRock Advisors may discontinue or reduce this voluntary waiver and/or reimbursement of fees and/or expenses at any time without notice, however BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization, unless approved by the Trustees of the Combined Fund, including a majority of the non-interested Trustees.

     Considering these and other reasons, the Technology Fund Board unanimously concluded that completion of the Reorganization is in the best interests of Technology Fund and its shareholders and that the interests of the shareholders of Technology Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

     If the Reorganization is not approved by Technology Fund shareholders, Technology Fund will continue to operate for the time being as a Maryland corporation advised by BlackRock Advisors and the Technology Fund Board will consider other alternatives.

The Technology Fund Board unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

     Investment Objectives. The investment objective of Technology Fund is long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of BlackRock Advisors, derive a substantial portion of their income from products and services in technology related industries. The investment objective of Global Science is long term capital appreciation. To achieve this objective, Global Science will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. Technology Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the approval of a majority of Technology Fund’s outstanding voting securities, as defined in the 1940 Act. The Combined Fund will pursue Global Science’s investment objective, which is non-fundamental and may be changed without the approval of its shareholders.

     Principal Investment Strategies and Restrictions. The investment strategies used by each Fund and the investment restrictions to which the Funds are subject are similar. Certain similar strategies and investment restrictions include:

	Technology Fund		Global Science

Principal Strategies

•	under normal circumstances, Technology Fund will invest at least 80% of its assets in technology related securities.	•	normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities issued by science and technology companies in all market capitalization ranges.

•	emphasizes equity securities, primarily common stock. It may also invest in other equity securities such as: preferred stock, convertible securities, rights to subscribe for common stock, warrants and derivative contracts.	•	primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. It may also invest in Rule 144A securities, and from time to time, Global Science may invest in shares of companies through initial public offerings.

•	may invest in companies of any size but emphasizes companies having large stock market capitalizations. May also invest in companies that are considered emerging leaders in their industries and are considered mid-cap or small-cap issuers.	•	invests in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns.

Investment Restrictions

•	may not make investments for the purpose of exercising control or management. Investments in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.	•	may not purchase securities of companies for the purpose of exercising control.

•	may not purchase or sell real estate, except that, to the extent permitted by law, Technology Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.	•	may not purchase or sell real estate, except that, Global Science may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

	Technology Fund		Global Science

•	may not make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except that, Technology Fund may lend its portfolio securities in accordance with applicable law and the guidelines set forth in the prospectus and statement of additional information of Technology Fund.	•	may not make loans, except that Global Science may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

•	may not issue senior securities to the extent such issuance would violate applicable law.	•	may not issue senior securities.

•	may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities	•	may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

•	may not pledge its assets other than to secure such borrowings or, to the extent permitted by Technology Fund’s investment policies, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.	•	may not mortgage, pledge or hypothecate any assets, except in connection with any borrowing and then in amounts not in excess of one-third of the value of Global Science’s total assets at the time of such borrowing.

•	may not underwrite securities of other issuers, except insofar as Technology Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.	•	may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with Global Science’s investment objectives, policies and limitations may be deemed to be underwriting.

•	may not purchase or sell commodities or contracts on commodities, except to the extent that Technology Fund may do so in accordance with applicable law and its prospectus and statement of additional information, and without registering as a commodity pool operator under the Commodity Exchange Act.	•	may not purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that Global Science may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     Principal Differences. Certain differences exist between the investment strategies used by the Funds.

  Global Science may invest up to 25% of its net assets in stocks of issuers in emerging markets. Technology Fund does not have a similar investment limitation on investments in emerging markets and could therefore invest without limitation in emerging markets.

  Technology Fund, under normal market conditions, will have at least 65% of its total assets invested in equity securities of technology related issuers engaged in one of the industries described in its prospectus from a number of different countries throughout the world, including the United States.

  Technology Fund may not invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  Global Science may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in a single industry in the science and technology sectors.

  Global Science may invest in companies in the pharmaceutical and healthcare industries to a greater extent than Technology Fund.

Certain differences exist between the investment restrictions to which the Funds are subject.

  Technology Fund may not borrow money, except that it may borrow from banks (as defined in the 1940 Act) as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amounts borrowed) and Technology Fund may pledge its assets to secure such borrowings or, to the extent permitted by its investment policies, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies. Technology Fund may borrow up to an additional 5% of its total assets for temporary purposes.

  Global Science may not borrow money, except that it may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts of up to one-third of the value of its total assets at the time of such borrowing. Global Science may not purchase securities while its aggregate borrowings (including reverse purchase agreements and borrowings from banks) are in excess of 5% of its total assets.

     The Combined Fund’s principal investment strategies and investment restrictions will be those of Global Science.

     For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

     Portfolio Composition. The investment objectives and policies of Technology Fund and Global Science are quite similar. The management team of Global Science assumed management of Technology Fund on January 18, 2008. The management team has been reviewing and analyzing the portfolio and in the ordinary course of business and in accordance with Technology Fund’s investment objectives, policies and strategies, has restructured the portfolio to reflect the management team’s assessment of the most attractive opportunities given Technology Fund’s investment mandate and the current market environment (the “Restructuring”).

     In light of the Restructuring, BlackRock Advisors has advised that the management team of Global Science does not anticipate disposing of any material portion of the holdings of Technology Fund after the closing of the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The management team will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of Technology Fund will not be disposed of in the future.

     However, nothing will require either Technology Fund or the Combined Fund to dispose of holdings in the Technology Fund portfolio if, in the reasonable judgment of the Technology Fund Board or the Board of the Combined Fund or the investment adviser of Technology Fund or of the Combined Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

Fees and Expenses

     Assuming shareholders of Technology Fund approve the proposed Reorganization, Global Science will acquire substantially all the assets and certain stated liabilities of Technology Fund, an account will be set up in each Technology Fund shareholder’s name at Global Science and each such shareholder will receive shares of Global Science. After the Reorganization, Technology Fund shareholders will hold shares of Global Science that are of the same class as, and have an aggregate net asset value equal to the aggregate net asset value of, Technology Fund shares owned immediately prior to the Reorganization.

     Technology Fund currently offers five classes of shares (Investor A, B and C shares, Institutional shares and Class R shares). Global Science offers five classes of shares (Investor A, B, and C shares, Institutional shares and Service shares), and, in connection with the Reorganization, will issue R shares.

     If the Reorganization is approved and completed, holders of Technology Fund shares will receive Global Science shares as follows:

Technology Fund Shares	Global Science Shares
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Institutional	Institutional
Class R	R

Fee Table for Global Science, Technology Fund and the
Pro Forma Combined Fund as of September 30, 2007 (unaudited)

     The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, and, assuming the Reorganization had taken place on September 30, 2007, the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below.

	Actual				Pro Forma Global Science		Actual				Pro Forma Global Science
	Global Science		Technology Fund		Combined Fund*		Global Science		Technology Fund		Combined Fund*
	Investor A		Investor A		Investor A		Investor B(b)		Investor B(b)		Investor B(b)
Stockholder Fees (fees paid directly
from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed
on purchases (as a percentage of
offering price)	5.25%	(c)	5.25%	(c)	5.25%	(c)	None		None		None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)	None	(d)	None	(d)	None	(d)	4.5%	(c)	4.5%	(c)	4.5%	(c)
Maximum Sales Charge (Load) Imposed
on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee(e)	2.0%		2.0%		2.0%		2.0%		2.0%		2.0%
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets):
Management Fees	0.90%		1.00%		0.90%		0.90%		1.00%	%	0.90%
Distribution and/or Service
(12b-1) Fees	0.25%		0.25%		0.25%		1.00%		1.00%	%	1.00%
Other Expenses (including administration
and transfer agency fees)(g)	0.86%		0.65%		0.60%		0.94%		1.02%		0.91%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%

Total Annual Fund Operating Expenses	2.02%		1.91%		1.76%		2.85%		3.03%		2.82%
Fee Waiver and/or Expense
Reimbursement	(0.26%	)(h)	(—%	)(i)	(—%	)(h)	(0.19%	)(h)	(—%	)(i)	(0.16%	)(h)

Net Total Annual Fund Operating
Expenses	1.76%	(h)	1.91%	(i)	1.76%	(h)	2.66%	(h)	3.03%	(i)	2.66%	(h)

(footnotes begin on page 9)

	Actual				Pro Forma Global Science		Actual				Pro Forma Global Science
	Global Science		Technology Fund		Combined Fund*		Global Science		Technology Fund		Combined Fund*
	Investor C		Investor C		Investor C		Institutional		Institutional		Institutional
Stockholder Fees (fees paid directly
from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed
on purchases (as a percentage of
offering price)	None		None		None		None		None		None
Maximum Deferred Sales Charge (Load)
(as percentage of original purchase
price or redemption proceeds,
whichever is lower)	1.0%	(c)	1.0%	(c)	1.0%	(c)	None		None		None
Maximum Sales Charge (Load) Imposed
on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee(e)	2.0%		2.0%		2.0%		2.0%		2.0%		2.0%
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets):
Management Fees	0.90%		1.00%		0.90%		0.90%		1.00%		0.90%
Distribution and/or Service
(12b-1) Fees	1.00%		1.00%		1.00%		None		None		None
Other Expenses (including administration
and transfer agency fees)(g)	0.81%		1.00%		0.84%		0.84%		0.62%		0.58%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%

Total Annual Fund Operating Expenses	2.72%		3.01%		2.75%		1.75%		1.63%		1.49%
Fee Waiver and/or Expense
Reimbursement	(0.06%	)(h)	(—%	)(i)	(0.09%	)(h)	(0.39%	)(h)	(—%	)(i)	(0.13%	)(h)

Net Total Annual Fund Operating
Expenses	2.66%	(h)	3.01%	(i)	2.66%	(h)	1.36%	(h)	1.63%	(i)	1.36%	(h)

	Actual		Pro Forma Global Science		Actual		Pro Forma Global Science
	Technology Fund		Combined Fund*		Global Science		Combined Fund*
	Class R(f)		R(f)		Service		Service(f)
Stockholder Fees (fees paid directly from a stockholder’s
investment)(a):
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) (as percentage
of original purchase price or redemption proceeds,
whichever is lower)	None		None		None		None
Maximum Sales Charge (Load) Imposed on Dividend
Reinvestments	None		None		None		None
Redemption Fee(e)	2.0%		2.0%		2.0%		2.0%
Exchange Fee	None		None		None		None
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):
Management Fees	1.00%		0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.50%		0.50%		0.25%		0.25%
Other Expenses (including administration and transfer
agency fees)(g)	0.68%		0.64%		1.02%		0.69%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%

Total Annual Fund Operating Expenses	2.19%		2.05%		2.18%		1.85%
Fee Waiver and/or Expense Reimbursement	(—%	)(i)	(—%	)(h)(j)	(0.44%	)(h)	(0.11%	)(h)

Net Total Annual Fund Operating Expenses	2.19%	(i)	2.05%	(h)(j)	1.74%	(h)	1.74%	(h)

(footnotes begin on page 9)

*	Assuming the Reorganization had taken place on September 30, 2007.
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC Inc., the transfer agent for both Funds, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail.

(b)	Investor B shares of each Fund and the Combined Fund automatically convert to Investor A shares about eight years after initial purchase and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).

(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more of Investor A shares and redeems within eighteen months.

(e)	A redemption fee may be charged on redemption (by sale or exchange) of the Funds’ shares made within 30 days of purchase or exchange.

(f)	Prior to the Reorganization, Global Science did not issue R shares. Technology Fund does not issue Service shares.

(g)	PFPC Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the Funds. PFPC Inc. also provides co-administrative services to Global Science and will provide such services to the Combined Fund. PFPC Trust Company, an affiliate of BlackRock Advisors, provides custody services to Global Science and will provide such services to the Combined Fund. The Funds pay a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the Funds and the Funds reimburse BlackRock Advisors or its affiliates for these services.

(h)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit Net Total Annual Fund Operating Expenses of Investor A, Investor B, Investor C, Institutional, Service and R shares of Global Science to 1.75%, 2.65%, 2.65%, 1.35%, 1.73% and 2.57% (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses), respectively, until February 1, 2009. Global Science may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.

(i)	BlackRock Advisors has voluntarily waived a portion of the management fee it receives from Technology Fund. BlackRock Advisors may discontinue or reduce this voluntary waiver of fees at any time without notice. After taking into account the voluntary fee waiver and including acquired fund fees and expenses, the Net Total Annual Fund Operating Expenses were 1.86%, 2.99%, 2.97%, 1.58% and 2.14% for Investor A, Investor B, Investor C, Institutional and Class R shares, respectively.

(j)	BlackRock Advisors has made a voluntary commitment to limit net expenses for the R shares of the Combined Fund to 2.13% of average daily net assets (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). BlackRock Advisors may discontinue or reduce this voluntary waiver and/or reimbursement of fees and/or expenses at any time without notice; however, BlackRock Advisors has agreed not to reduce or discontinue these waivers or reimbursements for a period of two years after the closing of the Reorganization, unless approved by the Trustees of the Combined Fund, including a majority of the non-interested Trustees.

EXAMPLES:

     These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A
Global Science	$694	$1,102	$1,533	$2,730
Technology Fund	$709	$1,094	$1,502	$2,640
Pro Forma Combined Fund*	$694	$1,050	$1,429	$2,489
Investor B
Global Science	$719	$1,215	$1,687	$2,965	**
Technology Fund	$756	$1,286	$1,791	$3,084	**
Pro Forma Combined Fund*	$719	$1,209	$1,675	$2,882	**
Investor C
Global Science	$369	$ 839	$1,434	$3,047
Technology Fund	$404	$ 930	$1,582	$3,327
Pro Forma Combined Fund*	$369	$ 845	$1,447	$3,074
Institutional
Global Science	$138	$ 513	$ 912	$2,030
Technology Fund	$166	$ 514	$ 887	$1,933
Pro Forma Combined Fund*	$138	$ 458	$ 801	$1,768
R†
Technology Fund	$222	$ 685	$1,175	$2,524
Pro Forma Combined Fund*	$208	$ 643	$1,103	$2,379
Service††
Global Science	$177	$ 640	$1,129	$2,479
Pro Forma Combined Fund*	$177	$ 571	$ 990	$2,160

*		Assuming the Reorganization had taken place on September 30, 2007.
`
**		Assumes conversion to Investor A shares approximately eight years after purchase.

†		Global Science does not currently offer R shares.

††		Technology Fund does not currently offer Service shares.

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A
Global Science	$694	$1,102	$1,533	$2,730
Technology Fund	$709	$1,094	$1,502	$2,640
Pro Forma Combined Fund*	$694	$1,050	$1,429	$2,489
Investor B
Global Science	$269	$ 865	$1,487	$2,965	**
Technology Fund	$306	$ 936	$1,591	$3,084	**
Pro Forma Combined Fund*	$269	$ 859	$1,475	$2,882	**
Investor C
Global Science	$269	$ 839	$1,434	$3,047
Technology Fund	$304	$ 930	$1,582	$3,327
Pro Forma Combined Fund*	$269	$ 845	$1,447	$3,074
Institutional
Global Science	$138	$ 513	$ 912	$2,030
Technology Fund	$166	$ 514	$ 887	$1,933
Pro Forma Combined Fund*	$138	$ 458	$ 801	$1,768
R†
Technology Fund	$222	$ 685	$1,175	$2,524
Pro Forma Combined Fund*	$208	$ 643	$1,103	$2,379
Service††
Global Science	$177	$ 640	$1,129	$2,479
Pro Forma Combined Fund*	$177	$ 571	$ 990	$2,160

*		Assuming the Reorganization had taken place on September 30, 2007.
`
**		Assumes conversion to Investor A shares approximately eight years after purchase.

†		Global Science does not currently offer R shares.

††		Technology Fund does not currently offer Service shares.

Expense Ratios

     The table below sets forth the total net assets and total annual expense ratios (including distribution and service fees) of the classes of shares for each of the Funds and the Pro Forma Combined Fund.

	Total Net Assets as of September 30, 2007	Total Annual Expense Ratio (excluding contractual and voluntary fee waivers, if applicable)	Total Annual Expense Ratio (including contractual and voluntary fee waivers, if applicable)
Global Science
Investor A	$21,632,360	2.02%	1.76	%*
Investor B	$ 9,030,220	2.85%	2.66	%*
Investor C	$ 9,754,974	2.72%	2.66	%*
Institutional	$ 1,448,651	1.75%	1.36	%*
Service	$ 122,788	2.18%	1.74	%*
Technology Fund
Investor A	$74,264,501	1.91%	1.86	%**
Investor B	$34,625,654	3.03%	2.99	%**
Investor C	$24,683,105	3.01%	2.97	%**
Institutional	$70,152,993	1.63%	1.58	%**
Class R	$ 1,671,365	2.19%	2.14	%**
Pro Forma Combined Fund
Investor A	$95,896,861	1.76%	1.76	%*
Investor B	$43,655,874	2.82%	2.66	%*
Investor C	$34,438,079	2.75%	2.66	%*
Institutional	$71,601,644	1.49%	1.36	%*
Service	$ 122,788	1.85%	1.74	%*
R	$ 1,671,365	2.05%	2.05	%*†

*		BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses of Global Science in order to limit Investor A, Investor B, Investor C, Institutional, Service and R shares’ Total Annual Fund Operating Expense Ratio to 1.75%, 2.65%, 2.65%, 1.35%, 1.73% and 2.57% of average daily net assets (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), respectively, until February 1, 2009. Global Science may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.
`
**		BlackRock Advisors has agreed to voluntarily waive a portion of the investment management fee of Technology Fund. This voluntary waiver may be terminated at any time without notice.

†

BlackRock Advisors has made a voluntary commitment to limit net expenses for the R shares of the Combined Fund to 2.13% of average daily net assets (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). BlackRock Advisors may discontinue or reduce this voluntary waiver and/or reimbursement of fees and/or expenses at any time without notice; however, BlackRock Advisors has agreed not to reduce or discontinue these waivers or reimbursements for a period of two years after the closing of the Reorganization unless approved by the Trustees of the Combined Fund, including a majority of the non-interested Trustees.

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither Global Science, Technology Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of Global Science and Technology Fund will receive an opinion from Sidley

Austin LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering a decision based on, a contrary position.

     Distributions to shareholders prior to the Reorganization of investment company taxable income and net realized capital gain, if any, will be taxable to shareholders. If any of the portfolio assets of Technology Fund are sold by Technology Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Technology Fund’s basis in such assets. Any gains will be distributed to Technology Fund’s shareholders as either capital gain dividends (to the extent of net long-term capital gains) or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

     Procedures for the purchase, exchange, redemption and valuation of shares of Global Science and Technology Fund are similar.

     Purchasing Shares. The class structure and purchase and distribution procedures for shares are substantially similar for both Technology Fund and Global Science. See “Comparison of Technology Fund and Global Science—Purchase, Exchange, Redemption and Valuation of Shares—Purchasing Shares.” After the Reorganization, the Combined Fund will offer Investor A, Investor B, Investor C, Institutional, Service and R shares.

     Exchanging Shares. Shareholders of Global Science and Technology Fund holding Investor A, Investor B, Investor C and Institutional shares have an exchange privilege with certain other funds advised by BlackRock Advisors. Holders of Service shares of Global Science and holders of Class R shares of Technology Fund do not have an exchange privilege. Shareholders of the Combined Fund (other than holders of R shares and Service Shares) will have an exchange privilege into the same or similarly designated shares of other funds in the complex of funds advised by BlackRock Advisors or its affiliates. In making such exchanges shareholders may be subject to different fees and expenses than their original shares. See “Comparison of Technology Fund and Global Science—Purchase, Exchange, Redemption and Valuation of Shares—Exchanging Shares.”

     Redeeming Shares. The redemption procedures for shares of Global Science are substantially similar to the redemption procedures for shares of Technology Fund. See “Comparison of Technology Fund and Global Science—Purchase, Exchange, Redemption and Valuation of Shares—Redeeming Shares.”

     Valuation of Shares. Global Science calculates the net asset value of each class of its shares as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern time) on each business day by dividing the value of all securities, cash and other assets owned that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class. The net asset value of each class of shares of Technology Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value per share is computed by dividing the value of the securities held by Technology Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time (on a class by class basis), rounded to the nearest cent. See “Comparison of Technology Fund and Global Science—Purchase, Exchange, Redemption and Valuation of Shares—Valuation of Shares.”

COMPARISON OF TECHNOLOGY FUND
AND GLOBAL SCIENCE

Principal and Other Investment Risks

     Because of their similar investment objectives and principal investment strategies, Technology Fund and Global Science are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the Combined Fund. You will find additional descriptions of specific risks in the Technology Fund Prospectus and the Global Science Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement).

     There is no guarantee that shares of either Fund will not lose value. This means shareholders of either Fund and shareholders of the Combined Fund could lose money.

     The primary risks of investing in the Funds include market risk and selection risk. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that a Fund’s investment adviser selects will underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

     The Funds are subject to certain additional key risks including:

  risks related to investing in the technology sector including that a downturn in that sector could impact the Funds’ performance to a greater extent than a fund that invests more diversely that rapid advances in science and technology might cause existing products to become obsolete which could affect a Fund’s returns if it held an affected company’s shares that certain science and technology industries are subject to great government regulation and approval processes the risks of foreign investing (which may be greater for emerging markets) including currency risk

    the possibility of substantial volatility due to adverse political, economic and other developments that foreign securities may be less liquid and harder to value than U.S. securities.

     Global Science may invest in companies with relatively smaller capitalizations. These companies normally have limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and index price spreads. Technology Fund may invest in companies of any market capitalization but emphasizes companies having larger stock market capitalizations.

     Depending on its investment policies, one or both Funds are subject to several types of secondary risk, including: (i) borrowing and leverage risk; (ii) risks related to securities lending; (iii) risks related to depositary receipts; (iv) the risk that various potential hedging strategies will reduce gains; and (v) risks related to investments in when issued or delayed delivery securities and forward commitments.

Investment Objectives and Principal Investment Strategies

     Technology Fund. The investment objective of Technology Fund is long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of BlackRock Advisors, derive a substantial portion of their income from products and services in technology related industries. Technology Fund’s investment objective is a fundamental policy of Technology

Fund and may not be changed without the approval of a majority of Technology Fund’s outstanding voting securities, as defined in the 1940 Act. Technology Fund invests primarily in common stock but can invest in other equity securities such as preferred stock, convertible securities, rights to subscribe for common stocks, warrants and derivative contracts. Technology Fund, under normal circumstances, invests at least 80% of its assets in technology related securities and invests in companies of any size but emphasizes companies having large stock market capitalizations. Investments may also be made in companies that are considered emerging leaders in their industries and are considered mid-cap or small-cap issuers.

     Technology Fund may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. The derivatives that Technology Fund may use include but are not limited to indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward currency transactions and swaps. As a temporary defensive measure, Technology Fund may, without limitation, hold its assets in cash or cash equivalents and investment grade, short term securities including money market instruments denominated in U.S. dollars or foreign currencies. Normally, a portion of Technology Fund’s assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Technology Fund may also invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities. Technology Fund may also make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Technology Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets. Short sales “against the box” may also be made by Technology Fund.

     Global Science. The investment objective of Global Science is long term capital appreciation. To achieve its objective, Global Science will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. Global Science invests primarily in common stock but also can invest in preferred stock and securities convertible into common and preferred stock. It may also invest in Rule 144A securities, and from time to time, in shares of companies through initial public offerings. Under normal circumstances, Global Science invests at least 80% of its net assets plus borrowings for investment purposes in equity securities issued by science and technology companies in all market capitalization ranges. Investments can be made in U.S. and non-U.S. companies (including companies located in emerging countries) that are expected to offer the best opportunities for growth and high investment returns. See Global Science Prospectus for a list of the industries that are likely to be represented in the Fund’s portfolio.

     In extreme market conditions, Global Science temporarily may invest some or all of its assets in high quality money market securities. As part of its normal operations, Global Science may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. Global Science’s management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). Global Science typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage (in which case their use would involve leveraging risk). Global Science may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Global Science may also use forward currency exchange contracts and engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Should the BlackRock Funds Board determine that the investment goal of Global Science should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

     Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of Global Science.

Performance Information

     The following tables provide performance information for the currently existing shares of each class of Global Science and Technology Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not predictive of future performance. Since Global Science’s R shares to be issued in the Reorganization have not commenced operations, no Global Science performance information is provided for those shares. For more information concerning the performance of Global Science, please refer to the Global Science Prospectus and the Global Science Annual Report, both of which accompany the Combined Prospectus/Proxy Statement and the Global Science SAI which is available upon request. For more information concerning the performance of Technology Fund, please refer to the Technology Fund Prospectus, the Technology Fund SAI, the Technology Fund Annual Report and the Technology Fund Semi-Annual Report, which are available upon request. See the cover page of this Combined Prospectus/Proxy Statement for information about how to obtain copies of various documents. If BlackRock and its affiliates had not waived or reimbursed certain expenses of Global Science and Technology Fund during these periods, their returns would have been lower.

Global Science
Average Annual Total Return

	Investor A Shares		Investor B Shares		Investor C Shares
Period	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)
One Year Ended December 31, 2007	12.99	19.18	13.83	18.33	17.18	18.18
Five Years Ended December 31, 2007	16.93	18.20	17.04	17.25	17.22	17.22
Inception (May 15, 2000) to December 31, 2007	-2.50	-1.81	-2.57	-2.57	-2.58	-2.58

Period	Institutional Shares Without Sales Charge (%)	Service Shares Without Sales Charge (%)
One Year Ended December 31, 2007	19.68	19.11
Five Years Ended December 31, 2007	18.70	18.32
Inception (May 15, 2000) to December 31, 2007	-1.37	-1.68

*	Assumes the maximum initial sales charge on Investor A shares is 5.25%, the maximum CDSC on Investor B shares is 4.5% and is reduced to 0% after six years and the maximum CDSC on Investor C shares is 1.00% and is reduced to 0% after one year.

Technology Fund
Average Annual Total Return

	Investor A Shares		Investor B Shares		Investor C Shares
Period	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)
One Year Ended December 31, 2007	-1.63	3.82	-1.78	2.72	1.87	2.87
Five Years Ended December 31, 2007	9.84	11.03	9.78	10.06	10.07	10.07
Inception (June 26, 1998) through December 31, 2007	-2.36	-1.80	-2.47	-2.47	-2.64	-2.64

Period	Institutional Shares† Without Sales Charge (%)	Class R Shares†† Without Sales Charge (%)
One Year Ended December 31, 2007	4.12	3.55
Five Years Ended December 31, 2007	11.36	11.04
Inception (June 26, 1998) through December 31, 2007	-1.55	-1.94

*	Assumes the maximum initial sales charge on Investor A shares is 5.25%, the maximum CDSC on Investor B shares is 4.5% and is reduced to 0% after six years and the maximum CDSC on Investor C shares is 1.00% and is reduced to 0% after one year.

†

The returns for Institutional shares do not reflect the Institutional shares front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

††	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon the performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R shares.

     Because the Combined Fund will most closely resemble Global Science, Global Science will the accounting survivor of the Reorganization. As such, the Combined Fund will assume the performance history of Global Science at the closing of the Reorganization.

Management of the Funds

     Technology Fund. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to Technology Fund. BlackRock Advisors is an indirect, wholly owned subsidiary of BlackRock. BlackRock Advisors has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, under which BlackRock Advisors pays BIM for services it provides, a monthly fee at an annual rate equal to a percentage of the advisory fee paid to BlackRock Advisors under the management agreement between BlackRock Advisors and Technology Fund. BIM is responsible for the day-to-day management of Technology Fund’s portfolio.

     Technology Fund’s investment management team (the “Management Team”) is led by Thomas P. Callan, CFA, Managing Director at BlackRock, Erin Xie, PhD, Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

     Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

     Ms. Xie is a member of the BlackRock Global Opportunities Team. She joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund from 2001 to 2005, becoming a portfolio manager in 2003. Prior to joining SSRM in 2001, she served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

     Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

     The Technology Fund SAI provides additional information about the compensation of Technology Fund’s portfolio managers, other accounts managed by such portfolio managers, and such portfolio managers’ ownership of securities in Technology Fund.

     Global Science. BlackRock Advisors also serves as the investment adviser to Global Science. The Management Team serves as the investment management team of Global Science.

     The Global Science SAI provides additional information about the compensation of Global Science’s portfolio managers, other accounts managed by such portfolio managers, and such portfolio managers’ ownership of securities in Global Science.

     Combined Fund. As discussed below under “Investment Advisory Agreements—Global Science,” following the Reorganization, BlackRock Advisors will serve as investment adviser to the Combined Fund. The Management Team will serve as the investment management team of the Combined Fund.

Investment Advisory Agreements

     Technology Fund. BlackRock Advisors provides investment advisory services to Technology Fund pursuant to an investment advisory agreement. The investment advisory agreement between Technology Fund and BlackRock Advisors is referred to herein as the “Technology Fund Advisory Agreement.”

     Pursuant to the Technology Fund Advisory Agreement, BlackRock Advisors receives for its services a monthly fee at an annual rate based on the percentage of Technology Fund’s average daily net assets as follows:

Total Annual Advisory Fee (Before Waivers)

Average Daily Net Assets	Fee Rate
First $1 billion	1.00%
$1 billion to $2 billion	0.95%
Above $2 billion	0.90%

     BlackRock Advisors has agreed to voluntarily waive a portion of the management fees. This voluntary waiver may be terminated at any time without notice.

     BlackRock Advisors has a sub-advisory agreement with BIM, under which BlackRock Advisors pays a monthly fee to BIM for its services at an annual rate equal to a percentage of the investment advisory fee BlackRock Advisors receives from Technology Fund. BIM is responsible for the day-today management of Technology Fund’s portfolio.

     Global Science. BlackRock Advisors provides investment advisory services to Global Science pursuant to an investment advisory agreement between BlackRock Advisors and BlackRock Funds, on behalf of Global Science. The investment advisory agreement between BlackRock Advisors and BlackRock Funds, on behalf of Global Science, is referred to herein as the “Global Science Advisory Agreement.”

     Pursuant to the Global Science Advisory Agreement, BlackRock Advisors receives a monthly fee at an annual rate based on a percentage of Global Science’s average daily net assets as follows:

Total Annual Advisory Fee (Before Waivers)

Average Daily Net Assets	Fee Rate
First $1 billion	0.900%
$1 billion to $2 billion	0.850%
$2 billion to $3 billion	0.800%
Greater than $3 billion	0.750%

     Combined Fund. If the shareholders of Technology Fund approve the Reorganization, the Combined Fund will be managed by BlackRock Advisors. Following the Reorganization, the Global Science advisory fee structure will apply. It is anticipated that, after the Reorganization, the Combined Fund, pursuant to the Global Science Advisory Agreement, will be subject to a lower contractual advisory fee rate than under the Technology Fund Advisory Agreement. The Combined Fund will, however, be subject to administration fees under the Global Science Administration Agreement, as described below.

Administration Agreements

     Global Science. BlackRock Advisors and PFPC Inc. (“PFPC”) serve as BlackRock Funds’ co-administrators pursuant to an administration agreement (the “Global Science Administration Agreement”). PFPC maintains office facilities for Global Science, furnishes Global Science with statistical and research data, clerical, accounting, and bookkeeping services, provides and supervises the operation of an automated data processing system to process purchase and redemption orders, prepares and files materials requested by state securities regulators, calculates various contractual expenses, computes Global Science’s net asset value, net income and net capital gain or loss, and serves as a liaison with Global Science’s independent public accountants.

     Under the Global Science Administration Agreement, BlackRock Funds pays to BlackRock Advisors and PFPC, on behalf of Global Science, a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of Global Science’s average daily net assets, 0.065% of the next $500 million of average daily net assets and 0.055% of the average daily net assets in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets allocated to each class of shares of Global Science, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to each class of shares of Global Science in excess of $1 billion. BlackRock Advisors and PFPC may from time to time voluntarily waive administration fees with respect to Global Science and may voluntarily reimburse Global Science for expenses.

     Technology Fund. Technology Fund does not have a separate administration agreement with BlackRock Advisors. Certain administrative services are provided to Technology Fund under the Technology Fund Advisory Agreement. Technology Fund is a party to an Accounting Services Agreement with State Street Bank and Trust Company pursuant to which Technology Fund receives certain accounting and administrative services from State Street and pays a fee for such services. For information about fees paid to State Street see the Technology Fund SAI.

     Combined Fund. Following the Reorganization, BlackRock Advisors and PFPC will provide the Combined Fund with administrative services pursuant to the Global Science Administration Agreement.

Other Service Providers

     Transfer Agent. PFPC acts as Technology Fund’s transfer agent pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, PFPC is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Technology Fund pays PFPC a fee for the services it receives based on the type of account and the level of services required. Technology Fund reimburses PFPC’s reasonable-out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by BlackRock Advisors or its affiliates. PFPC’s address is P.O. Box 9819, Providence, Rhode Island 02940-8019. PFPC is an affiliate of The PNC Financial Services Group, Inc. and of BlackRock Advisors.

     PFPC serves as the transfer, dividend disbursing and shareholder servicing agent for Global Science, pursuant to the same Transfer Agency Agreement, and will serve as transfer, dividend disbursing and shareholder servicing agent for the Combined Fund pursuant to the Transfer Agency Agreement.

     Independent Registered Public Accounting Firm. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for Technology Fund. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania 19103, serves as Global Science’s independent registered public accounting firm and will serve as the Combined Fund’s independent registered public accounting firm.

     Custodian. Brown Brothers Harriman & Co. (“Brown Brothers”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian of Technology Fund. Brown Brothers is responsible for safeguarding and controlling Technology Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on Technology Fund’s investments. Brown Brothers is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by Technology Fund to be held in its office outside the United States and with certain foreign banks and securities depositories. PFPC Trust Company (“PTC”), an affiliate of BlackRock Advisors, serves as Global Science’s custodian and will serve as custodian for the Combined Fund. PTC is an affiliate of The PNC Financial Services Group, Inc. and of BlackRock Advisors and is located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

     Accounting Services. State Street Bank and Trust Company (“State Street”), located at 500 College Road East, Princeton, New Jersey 08540, provides accounting services to Technology Fund pursuant to the Administrative Services Agreement discussed above. PFPC located at 301 Bellevue Parkway, Wilmington, Delaware 19809, provides accounting services to Global Science pursuant to the Global Science Administration Agreement discussed above and will provide accounting services to the Combined Fund pursuant to the Global Science Administration Agreement.

     Distributors. BlackRock Distributors, Inc. (“BDI”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, and FAM Distributors, Inc. (“FAMD”), located at P.O. Box 9081, Princeton, New Jersey 08543-9081, serve as Technology Fund’s distributors (together, the “Distributors”). The distribution agreements obligate the Distributors to pay certain expenses in connection with the offering of each class of shares of Technology Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributors pay for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributors also pay for other supplementary sales literature and advertising costs. BDI serves as Global Science’s distributor. BDI offers shares of Global Science on a continuous basis and has agreed to use appropriate efforts to effect sales of the shares, but is not obligated to sell any particular amount of shares.

     Global Science and BlackRock Advisors have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of Global Science in certain jurisdictions. The level and payments made to UBS AG for the sale and distribution of Global Science shares in any year will vary and normally will not exceed the sum of 0.25% of the assets attributable to UBS AG invested in equity portfolios of BlackRock funds and 0.15% of the assets attributable to UBS AG unvested in bond portfolios of BlackRock funds. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Global Science shares.

     Combined Fund. Immediately following the Reorganization, Global Science’s service providers are expected to be the service providers for the Combined Fund. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Fund or its shareholders.

Distribution and Service Fees

     The Funds have adopted plans under Rule 12b-1 of the 1940 Act that allow the Fund to pay distribution fees for the sale of its shares and shareholder servicing fees for certain services provided to their shareholders.

     Global Science. Under Global Science’s plan (the “BlackRock Funds Plan”), BlackRock Funds may pay BDI and/or BlackRock Advisors and any other affiliate of BlackRock Advisors fees for distribution and sales support services. Under the BlackRock Funds Plan, only Investor B, Investor C and R Shares bear the expense of distribution fees. In addition, BlackRock Funds may pay to brokers/dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch & Co., Inc., and its affiliates (“Merrill Lynch”), Hilliard Lyons, and their affiliates) (collectively “BlackRock Funds Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock Advisors has retained a portion of the shareholder servicing fees paid by BlackRock Funds. The BlackRock Funds Plan provides, among other things, that: (i) the BlackRock Funds Board shall receive quarterly reports regarding the amounts expended under the BlackRock Funds Plan and the purposes for which such expenditures were made; (ii) the BlackRock Funds Plan continues in effect for so long as its continuance is approved at least annually by the BlackRock Funds Board in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the BlackRock Funds Board, including the trustees who are not “interested persons” of BlackRock Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the BlackRock Funds Plan or any agreement entered into in connection with the BlackRock Funds Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purposes; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the BlackRock Funds Plan is effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the BlackRock Funds Plan remains in effect, the selection and nomination of the BlackRock Funds trustees who are not “interested persons” of BlackRock Funds will be committed to the discretion of BlackRock Funds’ non-interested trustees.

     With respect to Investor B shares, BlackRock Funds Service Organizations and other broker/dealers receive commissions from BDI for selling Investor B shares, which are paid at the time of the sale. The distribution fees payable under the BlackRock Funds Plan (at a maximum annual rate of 0.75% of the average daily net asset value of Global Science outstanding Investor B shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B shares are redeemed prior to the expiration of the conversion period, after which Investor B shares automatically convert to Investor A shares.

     With respect to Investor C shares, BlackRock Funds Service Organizations and other broker/dealers receive commissions from BDI for selling Investor C shares, which are paid at the time of the sale. The distribution fees payable under the BlackRock Funds Plan (at a maximum annual rate of 0.75% of the average daily net asset value of Global Science’s outstanding Investor C shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C shares are redeemed within 12 months of purchase.

     With respect to R shares to be issued by Global Science, the distribution fees under the BlackRock Funds Plan (at a maximum annual rate of 0.25% of the average daily net asset value of Global Science’s outstanding R shares) are used to pay commissions and other fees payable to BlackRock Funds Service Organizations and other broker/dealers who sell R shares.

     From time to time BDI and/or BlackRock Advisors and their affiliates may voluntarily waive receipt of distribution fees under the BlackRock Funds Plan, which waivers may be terminated at any time. Payments are made by BlackRock Funds pursuant to the BlackRock Funds Plan regardless of expenses incurred by BDI.

     BlackRock Funds currently does not make distribution payments with respect to Investor A or Institutional shares under the BlackRock Funds Plan. However, the BlackRock Funds Plan permits BDI, BlackRock Advisors and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to BlackRock Funds). From time to time, BDI, BlackRock Advisors or their affiliates may compensate affiliated and unaffiliated BlackRock Funds Service Organizations for the sale and distribution of shares of Global Science or for services to Global Science and its shareholders. These no-plan payments would be in addition to the payments described in the Global Science SAI for distribution and shareholder servicing. The payments made by BDI, BlackRock Advisors and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the BlackRock Funds Service Organizations involved, and may be different for different BlackRock Funds Service Organizations. The payments described above are made from BDI’s, BlackRock Advisors’ or their affiliates’ own assets pursuant to agreements with BlackRock Funds Service Organizations and do not change the price paid by investors for the purchase of BlackRock Funds shares or the amount BlackRock Funds will receive as proceeds from such assets.

     BlackRock, Inc., has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of Global Science attributable to shares held by customers of such entities. These assets are predominantly in the Institutional share class of Global Science, with respect to which BlackRock Funds does not pay shareholder servicing fees under the BlackRock Funds Plan.

     The payments described above may be made, at the discretion of BDI, BlackRock Advisors or their affiliates to BlackRock Funds Service Organizations in connection with the sale and distribution of Global Science shares.

     Pursuant to the BlackRock Funds Plan, BlackRock Funds enters into service arrangements with BlackRock Funds Service Organizations pursuant to which BlackRock Funds Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Investor A, Investor B, Investor C and R shares of Global Science. Such services will be provided to Customers who are the beneficial owners of the shares of such classes and are intended to supplement the services provided by the BlackRock Funds’ administrators and transfer agent to the Global Science shareholders of record. In consideration of payment of a service fee of up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B, Investor C and R shares of Global Science owned beneficially by their Customers, BlackRock Funds Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customer’s investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

     To the extent a shareholder is not associated with a BlackRock Funds Service Organization, the shareholder servicing fees will be paid to BlackRock Advisors, and BlackRock Advisors will provide services.

     In addition to, rather than in lieu of, distribution and shareholder servicing fees that BlackRock Funds may pay to a BlackRock Funds Service Organization pursuant to the BlackRock Funds Plan and fees BlackRock Funds pays to its transfer agent, BlackRock Funds may enter into non-BlackRock Funds Plan agreements with BlackRock Funds Service Organizations pursuant to which BlackRock Funds will pay a BlackRock Funds Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-plan payments are generally based on either (1) a percentage of the average daily net assets of BlackRock Funds shareholders serviced by a BlackRock Funds Service Organization or (2) a fixed dollar amount for each account serviced by a BlackRock Funds Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock Advisors,

BDI or their affiliates may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

     Technology Fund. Under Technology Fund’s Plans adopted pursuant to Rule 12b-1 of the 1940 Act (the “Technology Fund Plans”), Investor B, Investor C and Class R shares pay a fee (“distribution fees”) to BDI and FAMD (collectively, the “Plan Distributors”), and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Plan Distributors for distribution services and to pay the Plan Distributors and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B, Investor C and Class R shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (the “Technology Fund Service Organizations”) for sales support services and related expenses. All Investor B, Investor C and Class R shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of Technology Fund attributable to Investor B, Investor C and Class R shares. Institutional and Investor A shares do not pay a distribution fee.

     With respect to Investor B shares, Technology Fund Service Organizations and other broker/dealers receive commissions from FAMD or BDI for selling Investor B shares, which are paid at the time of the sale. The distribution fees payable under the Technology Fund Plan (at a maximum annual rate of 0.75% of the average daily net asset value of Technology Fund’s outstanding Investor B shares) are intended to cover the expense of FAMD or BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B shares are redeemed prior to the expiration of the conversion period, after which Investor B shares automatically convert to Investor A shares.

     With respect to Investor C shares, Technology Fund Service Organizations and other broker/dealers receive commissions from FAMD or BDI for selling Investor C shares, which are paid at the time of the sale. The distribution fees payable under the Technology Fund Plan (at a maximum annual rate of 0.75% of the average daily net asset value of Technology Fund’s outstanding Investor C shares) are intended to cover the expense of FAMD or BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C shares are redeemed within 12 months of purchase.

     With respect to Class R shares, the distribution fee under the Technology Fund Plans (at a maximum annual rate of 0.25% of the average daily net asset value of Technology Fund’s outstanding Class R shares) are used to pay commissions and other fees payable to Technology Fund Service Organizations and other broker/dealers who sell Class R shares.

     For time to time, FAMD, BDI and/or BlackRock Advisors and their affiliates may voluntarily waive receipt of distribution fees under the Technology Fund Plans, which waivers may be terminated at any time.

     Under the Technology Fund Plans, Technology Fund also pays shareholder servicing fees to Technology Fund Service Organizations whereby the Technology Fund Service Organizations provide support services to their customers who own Investor class and Class R shares in return for these fees. Technology Fund may pay a shareholder servicing fee per year that is a percentage of the average daily net asset value of Investor class and Class R shares of Technology Fund. All Investor class and Class R shares pay this shareholder servicing fee. Institutional shares do not pay a shareholder servicing fee.

     In return for the shareholder servicing fee, Technology Fund Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor class and Class R shares:

     (1) Responding to customer questions on the services performed by the Technology Fund Service Organization and investments in Investor class and Class R shares;

     (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and

     (3) Providing other similar shareholder liaison services.

     The shareholder servicing fees payable pursuant to the Technology Fund Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of Technology Fund shares.

     In addition to, rather than in lieu of, distribution and shareholder servicing fees that Technology Fund may pay to a Technology Fund Service Organization pursuant to a Technology Fund Plan and fees that Technology Fund pays to its transfer agent, Technology Fund may enter into non-Plan agreements with Technology Fund Service Organizations pursuant to which Technology Fund will pay a Technology Fund Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-plan payments are generally based on either (1) a percentage of average daily net assets of Technology Fund shareholders serviced by a Technology Fund Service Organization or (2) a fixed dollar amount for each account serviced by a Technology Fund Service Organization.

     Combined Fund. Following the Reorganization, the Combined Fund will use BlackRock Funds Plan, as described above, for the shares to be issued in the Reorganization. For more information on the BlackRock Funds Plans or the Technology Fund Plans, see the Global Science Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Technology Fund Prospectus, respectively.

Purchase, Exchange, Redemption and Valuation of Shares

     Procedures for the purchase, exchange, redemption and valuation of shares of Global Science and Technology Fund are substantially similar. Shareholders should refer to the Global Science Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Technology Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fees and Expenses” above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of Global Science, which policies and procedures will be used by the Combined Fund.

     Purchasing Shares. The class structure and purchase and distribution procedures for shares are substantially similar for both Technology Fund and Global Science. Global Science currently offers five classes of shares of beneficial interest. Technology Fund currently offers five classes of shares of common stock. Global Science’s Investor A, Investor B, Investor C and Institutional shares are similar to Technology Fund’s Investor A, Investor B, Investor C and Institutional shares. Global Science also issues Service shares, which are not subject to sales charges or distribution fees, but are subject to service fees. Global Science does not currently offer its R shares, which are similar to the Class R shares of Technology Fund, and are subject to distribution and service fees. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for Global Science, see “Expenses and Fees” and “About Your Investment—How to Buy/Sell Shares” in the Global Science Prospectus and, for Technology Fund, see “Key Facts—Fees and Expenses” and “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Technology Fund Prospectus.

     Exchanging Shares. The exchange privileges for shares are substantially similar for both Technology Fund and Global Science. Technology Fund shareholders can exchange Investor A, Investor B, Investor C and Institutional shares of Technology Fund, generally, for shares of the same class of another BlackRock fund. A shareholder can exchange $1,000 or more of Investor A, Investor B or Investor C shares from one fund into another. A shareholder can exchange less than $1,000 of Investor A, Investor B or Investor C shares if he or she already has an account in the fund into which he or she is exchanging. There is no required minimum amount with respect to exchanges of Institutional shares. Shareholders may only exchange into a share class and fund that are open to new investors or in which a shareholder has a current account if the fund is closed to new investors. If a shareholder held exchanged shares for 30 days or less, he or she may be charged a redemption fee. If a shareholder exchanges Investor B or Investor C shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to the original shares will apply to the shares received in the exchange. The time a shareholder holds Investor B or Investor C shares in both funds will count when determining his or her holding period for calculating a deferred sales charge at redemption. If a shareholder exchanges Investor A or Institutional shares for shares of BlackRock Summit Cash Reserves Fund, he or she will receive Investor A shares of BlackRock Summit Cash Reserves Fund.

     If a shareholder exchanges Investor B or Investor C shares for BlackRock Summit Cash Reserves Fund, he or she will receive Investor B shares of BlackRock Summit Cash Reserves Fund.

     Technology Fund shareholders may systematically exchange monies from one fund to up to four other funds. Shareholders must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements. Holders of Class R shares of Technology Fund do not have an exchange privilege. Technology Fund shareholders may exercise their exchange privilege by contacting their financial adviser, selected securities dealer or other financial intermediary or by calling 1-800-441-7762.

     Global Science shareholders have the right to exchange Investor A, B, C or Institutional shares from one fund to Investor A, B, C or Institutional shares, respectively, of another to meet their changing financial needs. This exchange privilege extends only to exchanges into a share class and fund that are open to new investors, unless a shareholder has a current account in a fund that is closed to new investors. Shareholders can exchange $1,000 or more of Investor A, Investor B or Investor C shares from one fund into another (shareholders may exchange less than $1,000 of Investor A, Investor B or Investor C shares if they have an account in the fund into which they are exchanging). Investor A, Investor B and Investor C shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. There is no required minimum amount with respect to exchanges of Institutional shares. Institutional shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. Exchanges of Investor Class or Institutional shares may be subject to a 2% redemption fee. Investors who currently own Institutional shares of a fund may make exchanges into Institutional shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with BlackRock Funds. Holders of Service shares of Global Science do not have an exchange privilege.

     The exchange of Investor B and Investor C shares of Global Science are not subject to a CDSC, which continues to be measured from the date of the original purchase and is not affected by exchanges. In determining the holding period for calculating the CDSC payable on redemption of Investor B and Investor C shares, the holding period of the Investor B and Investor C shares originally held is added to the holding period of the Investor B or Investor C shares acquired through exchange.

     There are several ways Global Science shareholders can make an exchange: sending a written request to BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019, calling BlackRock Funds at (800) 441-7762, or making the exchange via the internet by accessing their account online. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the application that they do not wish to use this privilege. Once this election is made, a shareholder may contact BlackRock Funds by telephone to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

     Following the Reorganization, Technology Fund shareholders who receive Investor A, Investor B, Investor C or Institutional shares of Global Science will have the right to exchange such shares for Investor A, Investor B, Investor C or Institutional shares, respectively, of another fund advised by BlackRock Advisors, using the same procedures currently applicable to Global Science, as described above. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of Technology Fund will be “tacked” to the holding period of the newly-acquired shares of Global Science.

     Redeeming Shares. The redemption procedures for shares of Global Science are substantially similar to the redemption procedures for shares of Technology Fund. See “About Your Investment—How to Buy/Sell Shares” and “—Market Timing and Redemption Fees” in the Global Science Prospectus and “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Technology Fund Prospectus and “Purchase of Shares—Redemption Fee” in the Technology Fund SAI.

     Valuation of Shares. Global Science and Technology Fund have identical procedures for valuing securities. The net asset value for each class of shares of each Fund is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

        Equity Investments. Valuation of securities held by each Fund is as follows: securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at bid prices; if no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

        Fixed Income Investments. Valuation of securities held by each Fund is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities may be valued utilizing one or more independent third-party pricing services in accordance with valuation procedures approved by the Fund’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Fund’s Board determines such method does not represent fair value.

        Options and Futures. Exchange-traded options purchased are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded (and in the absence of a current day ask price, the bid price) or, in the case of options traded in the OTC market, the last bid price; exchange-traded options written are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded or, in the case of options traded in the OTC market, the last ask price; financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges.

        In determining the market value of portfolio investments, each Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

        In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by someone under its direction.

        Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

        Certain of the securities acquired by the Funds may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

        Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”).

        Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have been closed. Systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

        BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group when possible, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

        When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

        Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

     These policies will apply to the Combined Fund following the Reorganization. There is no guarantee that both Funds will use the same price on a particular security at any given time.

Market Timing

     Each Fund discourages and does not accommodate frequent purchases and redemptions of shares by Fund shareholders, and the Technology Fund Board and the BlackRock Funds Board each have adopted policies and procedures to deter such frequent purchases and redemptions. For further information with respect to Global Science’s or Technology Fund’s policies with respect to market timing, see the Global Science Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) or the Technology Fund Prospectus.

FINANCIAL HIGHLIGHTS

     Financial highlights tables for the existing share classes of Global Science may be found in Global Science’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement. Financial highlights tables for the share classes of Technology Fund may be found in the Technology Fund Prospectus, which is available without charge by calling 1-800-441-7762.

INFORMATION ABOUT THE REORGANIZATION

General

     Under the Reorganization Agreement, Technology Fund will transfer substantially all of its assets and certain stated liabilities to Global Science in exchange for Investor A, Investor B, Investor C, Institutional and R shares of Global Science. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” Generally, the assets transferred by Technology Fund to Global Science will equal (a) all investments of Technology Fund held in its portfolio as of the close of regular trading on the NYSE on the business day prior to the Closing Date specified in the Reorganization Agreement (the “Valuation Time”), and (b) all other assets owned directly or indirectly by Technology Fund as of such time. Full shares of Global Science, and to the extent necessary, fractional shares of Global Science, of an aggregate net asset value equal to the value of the assets of Technology Fund acquired, determined as provided in the Reorganization Agreement, reduced by the amount of liabilities of Technology Fund assumed by Global Science, will be issued by Global Science in exchange for such assets of Technology Fund. The net asset value per share of each class of Global Science Shares will be the net asset value per share for that class computed at the Valuation Time using Global Science’s valuation procedures or such other valuation procedures as are mutually agreed upon by the parties. Such valuation determination will be made by Global Science in cooperation with Technology Fund. See “Valuation of Portfolio Securities—Equity Portfolios” in the Global Science Prospectus for information concerning the calculation of NAV. Upon receipt by Technology Fund of the shares of Global Science, Technology Fund will distribute the shares to Technology Fund shareholders on a proportionate basis. Then, as soon as practicable after the date of the closing of the Reorganization (the “Closing Date”) Technology Fund will be dissolved, completely liquidated and deregistered with the SEC.

     The distribution of Global Science shares to Technology Fund shareholders will be accomplished by opening new accounts on the books of Global Science in the names of Technology Fund shareholders and transferring to those shareholder accounts the shares of Global Science. Such newly opened accounts on the books of Global Science will represent the respective pro rata number of shares of the same class of Global Science that Technology Fund receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     Accordingly, as a result of the Reorganization, each Technology Fund shareholder will own shares of Global Science of the same class as and having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s Technology Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either Global Science or Technology Fund will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in either of the Funds.

     Investor B or Investor C shares of Global Science (and, under certain circumstances, Investor A shares) received in the Reorganization will continue to be subject to a contingent deferred sales charge if such shares are sold after the Reorganization but before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of Global Science acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from Technology Fund or (ii) the shares were purchased from any other fund advised by BlackRock Advisors and subsequently were exchanged for shares of Technology Fund. Redemptions made after the Reorganization may be subject to contingent deferred sales charges and/or redemption fees.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, Global Science will acquire substantially all of the assets and certain stated liabilities of Technology Fund on the Closing Date in consideration for shares of Global Science.

     On the Closing Date, Technology Fund will transfer to Global Science substantially all of its assets in exchange solely for Investor A, Investor B, Investor C, Institutional and R shares of Global Science that are in the aggregate as of the Valuation Time equal in value to the value of the assets of Technology Fund transferred to Global Science as of the Closing Date, as determined in accordance with Global Science’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, reduced by the value of certain stated liabilities of Technology Fund provided for in an agreed upon schedule prior to the Closing Date that are assumed by Global Science. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, Technology Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

     Technology Fund expects to distribute the shares of Global Science to the shareholders of Technology Fund promptly after the Closing Date. Thereafter, Technology Fund will redeem all outstanding shares of its capital stock and will be dissolved under Maryland general corporate law, completely liquidated and deregistered as an investment company with the SEC.

     Technology Fund and Global Science have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

  the approval of the Reorganization by Technology Fund shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of Global Science of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

  the declaration of a dividend by Technology Fund to distribute all of its undistributed net investment income and net capital gains, if any; and
  the receipt of an opinion of counsel relating to the tax-free nature of the Reorganization.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of Technology Fund.

     The Technology Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of Technology Fund and its shareholders (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of Technology Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

     The factors considered by the Technology Fund Board with regard to the Reorganization include, but are not limited to, the following:

  The fact that the investment objectives and policies of Global Science and Technology Fund are similar. See “Comparison of Technology Fund and Global Science—Investment Objectives and Principal Investment Strategies.”

  Through the Reorganization, shareholders will be invested in a Combined Fund with similar objectives and strategies to those of Technology Fund. As a result, the style and risk/return profile of the Combined Fund will remain comparable to those of the shareholders’ current investment.

  The expectation that the Combined Fund may achieve certain potential benefits from its larger net asset size.

  The larger net asset size of the Combined Fund may permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

  The expectation that the Combined Fund will have a projected operating expense ratio for each share class that is lower than that of the share classes of Technology Fund prior to the Reorganization.

  Shareholders of each class of Technology Fund are expected to experience a lower operating expense ratio in the Combined Fund (both before and after giving effect to any voluntary or contractual fee waivers or reimbursements) than the corresponding operating expense ratio of the class of shares they held in Technology Fund prior to the Reorganization. In addition, BlackRock Advisors has voluntarily agreed to limit the net operating expense ratio of the R shares of the Combined Fund to 2.13% of average daily net assets (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). BlackRock Advisors may discontinue or reduce this voluntary waiver and/or reimbursement of fees and/or expenses at any time without notice, however BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the Trustees of the Combined Fund, including a majority of non-interested Trustees. See “Summary—Fees and Expenses.”

  The fact that no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

  The Reorganization provides for a transfer of substantially all the assets and certain stated liabilities of Technology Fund in exchange for shares of Global Science that is intended to be a tax-free reorganization under Section 368(a)(1) of the Code.

  Shareholders will receive Global Science shares equivalent to the aggregate net asset value of their Technology Fund shares, and will pay no federal income tax on the transaction. However, distributions to shareholders prior to the Reorganization of investment company taxable income and net realized capital gain, if any, will be taxable to shareholders.

  The Management Team who will manage the Combined Fund and the Management Team’s investment style and strategies.

  Shareholders will benefit from the continuing experience and expertise of the Management Team designated for the Combined Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund. See “Comparison of Technology Fund and Global Science—Management of the Funds.”

  The Management Team of Global Science does not anticipate disposing of any material portion of the holdings of Technology Fund after the closing of the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The Management Team will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of Technology Fund will not be disposed of in the future. However, nothing will require either Technology Fund or the Combined Fund to dispose of holdings in the Technology Fund portfolio if, in the reasonable judgment of the Technology Fund Board or of the Board of the Combined Fund or the investment adviser of Technology Fund or of the Combined Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

  The relative performance history of each Fund.

  The Technology Fund Board reviewed the relative performance of each Fund over different time periods compared to each other and to the relative benchmarks applicable to each Fund. Because the Combined Fund will most closely resemble Global Science, Global Science will be the accounting survivor of the Reorganization. As such, the Combined Fund will assume the performance history of Global Science at the closing of the Reorganization.

  The expectation that shareholders will have substantially the same services available as shareholders of the Combined Fund as they did as shareholders of Technology Fund.

  The expectation that costs incurred by the Funds in connection with the Reorganization will be paid by BlackRock or its affiliates, and will not be borne by shareholders of the Funds. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling securities prior to the Reorganization will be borne by that Fund.

  Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be paid by BlackRock or its affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on Global Science shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Technology Fund shares will carry over to the Global Science shares they receive in the Reorganization.

     The Technology Fund Board believes that the Reorganization would benefit shareholders of Technology Fund, based on a number of factors, including that shareholders would receive shares subject to the same sales charges and 12b-1 fees and would not be diluted with respect to net asset value; the similarity of the investment strategies and policies of the two Funds; the larger net asset size of the Combined Fund after the Reorganization; the capabilities of the Management Team of Global Science that would manage the Combined Fund; and the possibility of achieving economies of scale going forward. Considering these and other reasons, the Technology Fund Board unanimously concluded that consummation of the Reorganization is in the best interests of Technology Fund and its shareholders and that the interests of the shareholders of Technology Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of Technology Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to closing the Reorganization that each of Global Science and Technology Fund receives an opinion from Sidley Austin LLP, counsel to the Funds, dated as of the Closing Date, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that Technology Fund and Global Science each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by Global Science or Technology Fund upon the transfer of substantially all of the assets of Technology Fund to Global Science solely in exchange for the shares of Global Science and the assumption by Global Science of certain stated liabilities of Technology Fund, or upon the distribution of the shares of Global Science by Technology Fund to its shareholders in the subsequent liquidation of Technology Fund.

  No gain or loss will be recognized by a shareholder of Technology Fund who exchanges all of his, her or its shares of Technology Fund solely for the shares of Global Science pursuant to the Reorganization.

  The aggregate tax basis of the shares of Global Science received by a shareholder of Technology Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Technology Fund surrendered in exchange therefor.

  The holding period of the shares of Global Science received by a shareholder of Technology Fund pursuant to the Reorganization will include the holding period of the shares of Technology Fund surrendered in exchange therefor, provided the shareholder held the Technology Fund shares as a capital asset at the time of the exchange.

  Global Science’s tax basis in Technology Fund’s assets received by Global Science pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of Technology Fund immediately prior to the Reorganization.

  The holding period of the assets of Technology Fund in the hands of Global Science will include the period during which those assets were held by Technology Fund.

  Pursuant to section 381(a) of the Code and section 1.381(a)-1 of the income tax regulations thereunder, Global Science will succeed to and take into account the items of Technology Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in section 381, 382, 383, and 384 of the Code and the income tax regulations thereunder.

  Under section 381(b) of the Code, the tax year of Technology Fund will end on the Closing Date.

     The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of Global Science and Technology Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

     Global Science intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to Technology Fund and its shareholders.

     Prior to the Closing Date, Technology Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gain, if any, through the Closing Date.

     A portion of the portfolio assets of Technology Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Technology Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to Technology Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gain) and/or ordinary dividends (to the extent of net realized short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

     Global Science will succeed to the capital loss carryforwards of Technology Fund, which will be subject to the limitations described below. Technology Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains, subject to the overall eight-year capital loss carryforward limit, measured from the date of recognition. For five years after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset realized gains attributable to certain pre-Reorganization built-in gains of one Fund with capital loss carryforwards attributable to the other Fund; consequently, unexpired capital loss carryforwards of Technology Fund can not be used to offset realized built-in gains of Global Science. Global Science also has capital loss carryforwards, and because it will undergo an “ownership change” for tax purposes in the Reorganization, use of capital loss carryforwards of Global Science by the Combined Fund will be limited by the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount, generally the product of the net asset value of Global Science immediately before the ownership change and a rate established by the IRS for the month of the Closing Date (for example, such rate is 4.71% for May, 2008). Any losses that could not be used under this limitation may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit. Unexpired pre-ownership change losses of Global Science could be used to offset realized built-in gains of Global Science.

     Shareholders of Technology Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by BDI or FAMD at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shares are held in an account that is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     BlackRock or its affiliates will pay the expenses incurred by the Funds in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

     Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Technology Fund Board and the BlackRock Funds Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and any state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

     If the Reorganization is approved, Global Science will establish an account for each Technology Fund shareholder containing the appropriate number of shares of Global Science. Shareholders of Technology Fund who are accumulating Technology Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Technology Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of Global Science received in the Reorganization through similar plans maintained by Global Science.

     It will not be necessary for shareholders of Technology Fund to whom certificates have been issued to surrender their certificates. Upon termination of Technology Fund, such certificates will become null and void. No certificates for Global Science will be issued.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of shares of Global Science will be passed on by Bingham McCutchen LLP, which serves as Massachusetts counsel to Global Science.

OTHER INFORMATION

Capitalization

     Technology Fund currently offers five classes of shares (Investor A, Investor B, Investor C, Institutional and Class R shares). Global Science offers five classes of shares (Investor A, Investor B, Investor C, Institutional and Service shares), and, in connection with the Reorganization, will issue R shares. No Service shares of Global Science will be issued in connection with the Reorganization.

     The following table sets forth as of September 30, 2007: (i) the unaudited capitalization of Technology Fund; (ii) the unaudited capitalization of Global Science; and (iii) the unaudited pro forma combined capitalization of Global Science assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	Technology Fund	Global Science	Pro Forma Adjustments	Pro Forma Global Science Combined Fund*
NET ASSETS
Investor A	$74,264,501	$21,632,360		$95,896,861
Investor B	$34,625,654	$ 9,030,220		$43,655,874
Investor C	$24,683,105	$ 9,754,974		$34,438,079
Institutional	$70,152,993	$ 1,448,651		$71,601,644
Service	$ —	$ 122,788		$ 122,788
R	$ 1,671,365	$ —		$ 1,671,365
SHARES OUTSTANDING
Investor A	8,628,763	2,474,048	(135,287)	10,967,524
Investor B	4,335,521	1,093,213	(143,684)	5,285,050
Investor C	3,098,824	1,182,364	(107,077)	4,174,111
Institutional	7,970,245	160,434	(200,999)	7,929,680
Service	—	13,901	—	13,901
R	201,063	—	(15,964)	185,099
NET ASSET VALUE PER SHARE
Investor A	$8.61	$8.74		$8.74
Investor B	$7.99	$8.26		$8.26
Investor C	$7.97	$8.25		$8.25
Institutional	$8.80	$9.03		$9.03
Service	$ —	$8.83		$8.83
R	$8.31	$ —		$9.03

*	Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of Technology Fund that would have been transferred to Global Science had the Reorganization taken place on September 30, 2007. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. The pro forma total net assets of all classes of the Combined Fund would be $247,386,611 as of September 30, 2007.

Shareholder Information

     As of April 30, 2008, Technology Fund had outstanding 21,776,191 shares. As of such date, the directors and officers of Technology Fund as a group owned less than 1% of the outstanding shares of Technology Fund. As of April 30, 2008, no person was known by Technology Fund to own beneficially or of record 5% or more of any class of shares of Technology Fund except as follows:

Technology Fund	Address	% of Class	% of Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Company*	4800 E Deerlake Drive	85.93% of	37.00%	32.15%
TTEE FBO Merrill Lynch	Jacksonville, FL 32246-6484	Investor A

Merrill Lynch Trust Company*	4800 E Deerlake Drive	89.39% of	55.67%	7.45%
TTEE FBO Merrill Lynch	Jacksonville, FL 32246-6484	Investor B

Merrill Lynch Trust Company*	4800 E Deerlake Drive	88.30% of	11.85%	10.30%
TTEE FBO Merrill Lynch	Jacksonville, FL 32246-6484	Investor C

Merrill Lynch Trust Company*	4800 E Deerlake Drive	85.83% of	28.31%	24.60%
TTEE FBO Merrill Lynch	Jacksonville, FL 32246-6484	Institutional

Merrill Lynch Trust Company*	4800 E Deerlake Drive	88.31% of	0.84%	0.73%
TTEE FBO Merrill Lynch	Jacksonville, FL 32246-6484	Class R

MG Trust Company*	700 17th Street	6.42% of	0.06%	0.05%
FBO Summit Software 401K Plan	Denver, CO 80202	Class R

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

     As of April 30, 2008, there were 5,639,468 shares of Global Science outstanding. As of such date, the trustees and officers of Global Science owned less than 1% of the shares of Global Science. As of April 30, 2008, no person was known to Global Science to own beneficially or of record 5% or more of any class of shares of Global Science except as follows:

Global Science	Address	% of Class	% of Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Company*	4800 E Deerlake Drive	12.45% of	7.33%	1.65%
TTEE FBO Merrill Lynch	3rd Floor	Investor A
	Jacksonville, FL 32246-6484

Special Custody Account for the	PO Box 32760	12.18% of	7.17%	1.61%
Exclusive Benefit of Customers*	Louisville, KY 40232-2760	Investor A
Omnibus Account

Special Custody Account for the	PO Box 32760	30.68% of	5.08%	1.14%
Exclusive Benefit of Customers*	Louisville, KY 40232-2760	Investor B
Omnibus Account

Merrill Lynch Trust Company*	4800 E Deerlake Drive	19.52% of	3.23%	0.73%
TTEE FBO Merrill Lynch	3rd Floor	Investor B
	Jacksonville, FL 32246-6484

CitiGroup Global Markets Inc.*	333 West 34th Street	5.04% of	0.83%	0.19%
	3rd Floor	Investor B
	New York, NY 10001

Merrill Lynch Trust Company*	4800 E Deerlake Drive	26.52% of	5.43%	1.22%
TTEE FBO Merrill Lynch	3rd Floor	Investor C
	Jacksonville, FL 32246-6484

CitiGroup Global Markets Inc.*	333 West 34th Street	8.00% of	1.64%	0.37%
	3rd Floor	Investor C
	New York, NY 10001

Merrill Lynch Trust Company*	4800 E Deerlake Drive	56.41% of	2.18%	0.49%
TTEE FBO Merrill Lynch	3rd Floor	Institutional
	Jacksonville, FL 32246-6484

Ameritrade Inc*	PO Box 2226	19.12% of	0.06%	0.01%
	Omaha, NE 68103-2226	Service

NFSC FEBO State Street	774 West Drive	17.04% of	0.05%	0.01%
Bank & Trust TTEE*	Memphis, TN 38112	Service
McDonald Kuhn Profit Sharing Plan
FBO William A Lucchesi

First Clearing, LLC*	201 Heritage Commons SE	11.53% of	0.04%	0.01%
Mark Van Allsburg & Ester Van	Grand Rapids, MI 49503-5248	Service
Allsburg JTWROS

Raymond James & Assoc.	4335 78th Way N	10.20% of	0.03%	0.01%
Inc. CSDN*	Saint Petersburg, FL 33709	Service
FBO Frederick L Baker IRA

NFS LLC FEBO*	2136 Pony Express Ct	9.42% of	0.03%	0.01%
Toynature Inc.	Stockton, CA 95215	Service
GUO Ping Shao

E Trade Clearing LLC*	PO Box 989030	5.90% of	0.02%	0.00%**
	West Sacramento, CA	Service
	95798-9030

Pershing LLC*	PO Box 2052	5.77% of	0.02%	0.00%**
	Jersey City, NJ 07303-9998	Service

Special Custody Account for the	PO Box 32760	5.20% of	0.02%	0.00%**
Exclusive Benefit of Customers*	Louisville, KY 40232-2760	Service
Omnibus Account

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

**	Less than 0.01%

Shareholder Rights and Obligations

     While Technology Fund and Global Science are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of Global Science to be distributed to shareholders of Technology Fund will generally have the same legal characteristics as the shares of Technology Fund with respect to such matters as voting rights, accessibility, and transferability.

     Under their respective organizational documents, Technology Fund has authorized 700,000,000 shares of common stock, par value $0.10 per share, divided into five classes, designated Investor A, Investor B, Investor C, Institutional and Class R common stock. Investor A, Investor C and Institutional each consists of 100,000,000 shares and Investor B and Class R each consists of 200,000,000 shares. No shares of Technology Fund were held in the treasury of Technology Fund. All issued and outstanding shares of common stock of Technology Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), or an exemption therefrom and applicable state securities laws. Technology Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of Technology Fund shares and has no outstanding securities convertible into any Technology Fund shares.

     BlackRock Funds has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which, as of April 30, 2008, there were outstanding 5,639,468 shares of Global Science, and no shares of Global Science were held in the treasury of BlackRock Funds. All issued and outstanding shares of beneficial interest of Global Science have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. Global Science has no outstanding options, warrants or other rights to subscribe for or purchase any of Global Science shares and has no outstanding securities convertible into any of Global Science shares.

     In connection with the Reorganization, the BlackRock Funds Board has authorized the issuance of R shares. The BlackRock Funds Board and the Technology Fund Board may, without limitation, classify or reclassify any unissued shares of Technology Fund or Global Science into any number of additional classes of shares.

     Each of Technology Fund and Global Science will continue indefinitely until terminated.

     With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

     Unless (i) the BlackRock Funds Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of Global Science, all shares entitled to vote are voted in the aggregate and not by class. The shares of Technology Fund have substantially similar voting rights.

     There are no preemptive rights in connection with shares of either Fund. When issued in accordance with the provisions of their respective prospectuses, all shares are fully paid and non-assessable.

     Global Science is a portfolio of BlackRock Funds and Technology Fund is a corporation organized under the laws of the State of Maryland. BlackRock Funds is a registered investment company and a business trust organized under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust of BlackRock Funds provides that shareholders shall not be subject to any personal liability in connection with the assets of Global Science for the acts or obligations of Global Science, and that every note, bond, contract, order or other undertaking made by Global Science shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust of BlackRock Funds provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust of BlackRock Funds also provides that Global Science shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Global Science, and shall satisfy any judgment thereon.

     The foregoing is only a summary of certain rights of shareholders under the charter documents governing Technology Fund and Global Science and applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, Global Science does not intend to hold future regular annual or special meetings of its shareholders unless the election of trustees is required by the 1940 Act. In the event the Reorganization is not completed, Technology Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of Technology Fund should send such proposal to BlackRock Technology Fund, Inc., 100 Bellevue Parkway, Wilmington, DE 19809, Attention: Howard B. Surloff, Secretary. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of Global Science should send such proposal to BlackRock Funds, 40 East 52nd Street, New York, N.Y. 10022, Attention: Howard B. Surloff. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of each Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

     Solicitation of proxies is being made on behalf of Technology Fund and the Technology Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about May 15, 2008. Technology Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Technology Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. Technology Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), to assist BlackRock Advisors in voting proxies. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock Advisors by Broadridge include in-depth research, voting recommendations (although BlackRock Advisors is not obligated to follow such recommendations), vote execution, and recordkeeping. Broadridge will also assist Technology Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act. The cost for the services of Broadridge in connection with the proposed Reorganization is not expected to exceed [$______].

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of Technology Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of Technology Fund may also solicit proxies. Questions about the proposal should be directed to Broadridge at 866-776-7430.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of Technology Fund into Global Science and the solicitation of proxies by and on behalf of the Technology Fund Board for use at the Special Meeting of shareholders of Technology Fund. The Special Meeting will be held on Tuesday, July 8, 2008 at 9:00 a.m., Eastern time, at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment or postponement.

     Only shareholders of record on May 9, 2008 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally. As of May 9, 2008, Technology Fund had the following number of shares outstanding:

Share Class	Number of Shares
Investor A	[ • ]
Investor B	[ • ]
Investor C	[ • ]
Institutional	[ • ]
Class R	[ • ]
Total	[ • ]

Shareholder Approval

     Approval by Technology Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.

     If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Technology Fund Board has fixed the close of business on May 9, 2008 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the special meeting. Technology Fund shareholders on the record date are entitled to one vote for each share held, with no shares having cumulative voting rights.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the special meeting (either by returning the paper Proxy form or by submitting a Proxy by telephone or over the internet), the shares of Technology Fund represented thereby will be voted at the special meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein as proxies to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The Technology Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum for the conduct of business at a special meeting.

     In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat except as otherwise required by the by-laws of Technology Fund, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

     The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of Technology Fund in excess of a majority thereof which may be required by the laws of the State of Maryland, the 1940 Act, or other applicable statute, the articles of incorporation of Technology Fund, or the by-laws of Technology Fund, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which properly may come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of Technology Fund required for action in respect of such other matter or matters.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the special meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of Technology Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

     Broker/dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting. The NYSE has taken the position that broker/dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker/dealer firms’ request for voting instructions may not vote such customer’s shares on the Reorganization proposal. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Manner of Voting

     Technology Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy form or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy form. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of Technology Fund, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

     Second, a separate toll-free number is provided on the Proxy card for registered shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined

Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

     Internet Voting. To vote over the internet, please log on to the website printed on your Proxy card. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy cards by mail.

     A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing ISS, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     Technology Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the Special Meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

May __, 2008

APPENDIX A

INVESTMENT RESTRICTIONS

BlackRock Technology Fund, Inc.

Technology Fund may not:

     1. Make any investment inconsistent with Technology Fund’s classification as a diversified company under the Investment Company Act of 1940, as amended (the “1940 Act”).

     2. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     3. Make investments for the purpose of exercising control or management. Investments by Technology Fund in wholly owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

     4. Purchase or sell real estate, except that, to the extent permitted by law, Technology Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and re-purchase agreements, purchase and sale contract or any similar instruments shall not be deemed to be the making of a loan, and except further that Technology Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in Technology Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

     6. Issue senior securities to the extent such issuance would violate applicable law.

     7. Borrow money, except that (i) Technology Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) Technology Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) Technology Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) Technology Fund may purchase securities on margin to the extent permitted by applicable law. Technology Fund may not pledge its assets other than to secured such borrowings or, to the extent permitted by Technology Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

     8. Underwrite securities of other issuers, except insofar as Technology Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     9. Purchase or sell commodities or contracts on commodities, except to the extent that Technology Fund may do so in accordance with applicable law and Technology Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

In addition, under its non-fundamental investment restrictions, Technology Fund may not:

     1. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, Technology Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1(F) or (G) the “funds of funds” provisions) of the 1940 Act at any time Technology Fund’s shares are owned by another investment company that is part of the same group of investment companies as Technology Fund.

     2. Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus of Statement of Additional Information and by applicable law.

     3. Invest in securities which cannot be readily resold or which cannot otherwise by marketed, redeemed or out to the issuer or to a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of Technology Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act of 1933, as amended, and determined to be liquid by the Board of Directors of Technology Fund are not subject to the limitations set forth in this investment restriction.

     4. Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that Technology Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits Technology Fund from purchasing securities on margin. The deposit or payment by Technology Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging Technology Fund. Such leveraging or borrowing increases Technology Fund’s exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. Technology Fund will not purchase securities while borrowings exceed 5% of its total assets.

     5. Change its policy of investing, under normal circumstances, at least 80% of its assets in technology related securities, as defined in the Prospectus, unless Technology Fund provides shareholders with at least 60 days prior written notice of such change.

     In addition, as a non-fundamental policy, which may be changed by the Technology Fund Board without shareholder approval, and to the extent required by the Commission or its staff, Technology Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligation of a single issuer.

     Except with respect to restriction (7) above, if a percentage restriction on the investment or use of assets as set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction (2) above, Technology Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

     Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of Technology Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in Technology Fund’s total assets will not require Technology Fund to dispose of an investment until BlackRock Advisors determines that it is practicable to sell or close out the investment without undue market or tax consequences.

BlackRock Global Science & Technology Opportunities Portfolio

Global Science may not:

     1. Purchase or sell real estate, except that Global Science may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with Global Science’s investment objective, policies and limitations may be deemed to be underwriting.

     4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and sell indices, futures contracts and options on futures contracts.

     5. Purchase securities of companies for the purpose of exercising control.

     6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to Global Science’s transactions in futures contracts and related options or Global Science’s sale of securities short against the box, and (b) Global Science may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that Global Science may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     8. Make loans, except that Global Science may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See the Global Science SAI, “Investment Policies—Additional Information in Investment Strategies—Securities Lending.”

     9. Purchase or sell commodities except that Global Science may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

     10. Borrow money or issue senior securities, except that Global Science may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of Global Science’s total assets at the time of such borrowing. Global Science may not purchase securities while its aggregate borrowing (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with Global Science’s investment practices are not deemed to be pledged for purposes of this limitation.

     11. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of Global Science’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by Global Science or BlackRock Funds, except that up to 25% of the value of Global Science’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by Global Science, does not exceed 10% of the value of Global Science’s total assets.

     Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of Global Science’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in Global Science’s total assets will not require Global Science to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this fifth day of May, 2008, by and between BlackRock FundsSM, a registered investment company and Massachusetts business trust (“BlackRock Funds”), with respect to BlackRock Global Science & Technology Opportunities Portfolio, a portfolio of BlackRock Funds (“Global Science”), and BlackRock Technology Fund, Inc., a registered investment company and a Maryland corporation (“Technology Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of Technology Fund in exchange for Investor A, Investor B, Investor C, Institutional and R Shares of Global Science (“Global Science Shares”); (ii) the assumption by Global Science of the Stated Liabilities (as defined in paragraph 1.3) of Technology Fund; and (iii) the distribution, on the Closing Date (as defined in paragraph 3.1), of Global Science Shares to the shareholders of Technology Fund and the dissolution, complete liquidation and deregistration of Technology Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

     WHEREAS, Technology Fund is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, Global Science is a portfolio of BlackRock Funds and Global Science and BlackRock Funds are open-end registered management investment companies within the meaning of the 1940 Act.

     WHEREAS, each of Global Science and Technology Fund is properly treated as a “regulated investment company” under Subchapter M of the Code.

     WHEREAS, the Board of Trustees of BlackRock Funds on behalf of Global Science has determined that the Reorganization is in the best interests of Global Science and that the interests of the existing shareholders of Global Science will not be diluted with respect to net asset value as a result of the Reorganization;

     WHEREAS, the Board of Directors of Technology Fund has determined that the Reorganization is in the best interests of Technology Fund and that the interests of the existing shareholders of Technology Fund will not be diluted with respect to net asset value as a result of the Reorganization.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER TO GLOBAL SCIENCE OF SUBSTANTIALLY ALL OF THE ASSETS OF
TECHNOLOGY FUND IN EXCHANGE FOR GLOBAL SCIENCE SHARES AND
THE ASSUMPTION BY GLOBAL SCIENCE OF THE STATED LIABILITIES OF
TECHNOLOGY FUND AND THE LIQUIDATION AND DISSOLUTION OF TECHNOLOGY FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, Technology Fund agrees to convey, transfer and deliver substantially all of the assets of Technology Fund as described in paragraph 1.2 to Global Science free and clear of all liens, encumbrances and claims whatsoever. In exchange, Global Science agrees: (a) to deliver to Technology Fund the number of full and fractional shares of each class of Global Science, determined by dividing: (i) the aggregate value of Technology Fund’s assets, net of the liabilities of Technology Fund, attributable to each share class of Technology Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Global Science Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of Technology Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

     The classes of shares of Global Science that correspond to the classes of shares of Technology Fund are as follows: Investor A Shares of Global Science correspond to Investor A Shares of Technology Fund, Investor B Shares of Global Science correspond to Investor B Shares of Technology Fund, Investor C Shares of Global Science correspond to Investor C Shares of Technology Fund, Institutional Shares of Global Science correspond to Institutional Shares of Technology Fund and R Shares of Global Science correspond to Class R Shares of Technology Fund.

     1.2 ASSETS TO BE ACQUIRED. The assets of Technology Fund to be acquired by Global Science shall consist of all property owned by Technology Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to Technology Fund, any deferred or prepaid expenses shown as an asset on the books of Technology Fund on the Closing Date (as defined in paragraph 3.1), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than Technology Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. Technology Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. Global Science shall assume only those accrued and unpaid liabilities of Technology Fund set forth in Technology Fund’s statement of assets and liabilities as of the Closing Date delivered by Technology Fund to Global Science pursuant to paragraph 5.2 (the “Stated Liabilities”). Global Science shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of Technology Fund.

     1.4 STATE FILINGS. Prior to the Closing Date: (i) Technology Fund shall make any filings with the state of Maryland that are required under the laws of the state of Maryland to be made prior to the Closing Date and (ii) BlackRock Funds or Global Science shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, Technology Fund will distribute in complete liquidation of Technology Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined in paragraph 2.1) (the “Technology Fund Shareholders”), all of the Global Science Shares received by Technology Fund. Upon completion of the distribution of all of the Global Science Shares in accordance with the prior sentence, Technology Fund will thereupon proceed to redeem all outstanding shares of capital stock and to dissolve and terminate as a corporation under Maryland law as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of Global Science of Global Science Shares credited to the account of Technology Fund to open accounts on the share records of Global Science in the name of Technology Fund Shareholders, and representing the respective pro rata number of each class of Global Science Shares due Technology Fund Shareholders holding the corresponding class of Technology Fund shares. All issued and outstanding shares of Technology Fund will, after their redemption, be cancelled on the books of Technology Fund and will be null and void. Global Science shall not issue certificates representing Global Science Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Global Science Shares will be shown on the books of Global Science’s transfer agent.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Global Science Shares in a name other than the registered holder of Technology Fund shares on the books of Technology Fund as of the Closing Date shall, as a condition of such transfer, be paid by the person to whom such Global Science Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of Technology Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Technology Fund.

     1.9 TERMINATION, DISSOLUTION AND DEREGISTRATION. Technology Fund shall: (i) redeem all outstanding shares of capital stock and be terminated and dissolved as a corporation promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and (ii) be deregistered as an open-end, registered management investment company within the meaning of the 1940 Act.

     1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to Technology Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of Technology Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to Global Science, shall be made available to Technology Fund from and after the Closing Date at Global Science’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.11 ACTION BY BLACKROCK FUNDS. BlackRock Funds shall take all actions expressed herein as being the obligations of Global Science on behalf of Global Science.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by Global Science hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.3, using Global Science’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. Full shares of Global Science, and to the extent necessary, fractional shares of Global Science, of an aggregate net asset value equal to the value of the assets of Technology Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of Technology Fund assumed by Global Science, shall be issued by Global Science in exchange for such assets of Technology Fund. The net asset value per share of each class of Global Science Shares shall be the net asset value per share for that class computed at the Valuation Time using Global Science’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties. Such valuation determination shall be made by Global Science in cooperation with Technology Fund.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on Monday, September 15, 2008, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, N.Y. 10019, at 10:00 a.m. Eastern time, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. Technology Fund shall instruct its Custodian, Brown Brothers Harriman & Co. (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to Global Science on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by Technology Fund. Technology Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for Global Science, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by Technology Fund as of the Closing Date for the account of Global Science, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. Technology Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by Technology Fund shall be transferred and delivered by Technology Fund as of the Closing Date for the account of Global Science.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of Global Science or Technology Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Global Science or Technology Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. Technology Fund shall instruct its transfer agent, PFPC Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Technology Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Technology Fund Shareholder immediately prior to the Closing. Global Science shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Global Science Shares to be credited on the Closing Date to Technology Fund, or provide evidence reasonably satisfactory to Technology Fund that such Global Science Shares have been credited to Technology Fund’s account on the books of Global Science.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If Technology Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for Global Science of any of the Assets of Technology Fund for the reason that any of such Assets have not yet been delivered to it by Technology Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, Technology Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by Global Science or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF GLOBAL SCIENCE. BlackRock Funds, individually and on behalf of Global Science, represents and warrants to Technology Fund, as follows:

     (a) BlackRock Funds is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. Global Science is a legally designated portfolio of BlackRock Funds. BlackRock Funds is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Global Science. BlackRock Funds, on behalf of Global Science, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on Global Science.

     (b) BlackRock Funds is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. BlackRock Funds is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to Global Science.

     (c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”) as of the effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to BlackRock Funds and Global Science, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to BlackRock Funds and Global Science, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by BlackRock Funds or Global Science for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) Global Science’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) Neither BlackRock Funds nor Global Science is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by BlackRock Funds individually and on behalf of Global Science will not result in the violation of, Massachusetts law or any provision of BlackRock Funds’ declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which BlackRock Funds (with respect to Global Science) or Global Science is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by BlackRock Funds individually and on behalf of Global Science result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which BlackRock Funds or Global Science is a party or by which it is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or, to BlackRock Funds’ knowledge, threatened against Global Science or any of its properties or assets which, if adversely determined, would materially and adversely affect BlackRock Funds’ or Global Science’s financial condition, the conduct of its business or which would prevent or hinder the ability of Global Science to carry out the transactions contemplated by this Agreement. Neither BlackRock Funds nor Global Science knows of any facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) The audited financial statements of Global Science as of September 30, 2007 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to Technology Fund) fairly reflect the financial condition and the results of operations of Global Science as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Global Science whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of Global Science as reflected in the audited financial statements of Global Science for the fiscal year ended September 30, 2007, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Global Science shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(g) above, there has been no material adverse change in Global Science’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of Global Science (other than changes occurring in the ordinary course of business), or any incurrence by Global Science of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by Technology Fund. For the purposes of this paragraph 4.1(h), a decline in the net asset value of Global Science due to declines in the value of Global Science’s assets, the discharge of Global Science’s liabilities or the redemption of Global Science shares by Global Science shareholders shall not constitute a material adverse change.

     (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of Global Science required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of Global Science’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (j) BlackRock Funds has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which, as of April 30, 2008, there were outstanding 5,639,468 shares of Global Science, and no shares of Global Science were held in the treasury of BlackRock Funds. All issued and outstanding shares of beneficial interest of Global Science have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of Global Science will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of Global Science’s transfer agent as provided in paragraph 3.4. Global Science has no outstanding options, warrants or other rights to subscribe for or purchase any of Global Science shares and has no outstanding securities convertible into any of Global Science shares.

     (k) At the Closing Date, BlackRock Funds, on behalf of Global Science, will have good and marketable title to all of Global Science’s assets, free of any lien or other encumbrance, except those liens or encumbrances as to which Technology Fund has received notice at or prior to the Closing Date.

     (l) BlackRock Funds, individually and on behalf of Global Science, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of BlackRock Funds. This Agreement constitutes a valid and binding obligation of BlackRock Funds, enforceable in accordance with its terms and no other action or proceedings by BlackRock Funds are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (m) The Global Science Shares to be issued and delivered to Technology Fund for the account of Technology Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, Global Science Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in Global Science’s prospectus effective on the Closing Date).

     (n) The information to be furnished by BlackRock Funds and Global Science for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

     (o) For each of its taxable years (including the period that includes the Closing Date), Global Science has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has satisfied the distribution requirements imposed by the Code for each of its taxable years and has been eligible to and has computed its federal income tax under Section 852 of the Code.

     (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by BlackRock Funds on behalf of Global Science of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of Technology Fund as described in paragraph 4.2(r) is required for the consummation by BlackRock Fund and Global Science of the transactions contemplated by this Agreement.

     4.2 REPRESENTATIONS OF TECHNOLOGY FUND. Technology Fund represents and warrants to the BlackRock Funds and Global Science, as follows:

     (a) Technology Fund is a corporation that is duly organized, validly existing and in good standing under the laws of Maryland. Technology Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Technology Fund. Technology Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on Technology Fund.

     (b) Technology Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. Technology Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

     (c) The Registration Statement as of the effective date and at all time subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to Technology Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to Technology Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by Technology Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) Technology Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) Technology Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by Technology Fund will not result in the violation of Maryland law or any provision of Technology Fund’s Articles of Incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which Technology Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by Technology Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Technology Fund is a party or by which it is bound.

     (f) Technology Fund does not have any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities delivered by Technology Fund to Global Science pursuant to paragraph 5.2.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or to Technology Fund’s knowledge threatened against Technology Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect Technology Fund’s financial condition or the conduct of its business or which would prevent or hinder the ability of Technology Fund to carry out the transactions contemplated by this Agreement. Technology Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) The audited financial statements of Technology Fund as of March 31, 2007 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to Global Science) fairly reflect the financial condition and the results of operations of Technology Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Technology Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Technology Fund for the six months ended September 30, 2007 have been prepared in accordance with accounting principled generally accepted in the United States of America consistently applied by Technology Fund, and such statements (true and complete copies of which have been furnished to Global Science) fairly reflect the financial condition and the results of operations of Technology Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Technology Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of Technology Fund as reflected in the audited financial statements of Technology Fund for the fiscal year ended March 31, 2007 and the unaudited financial statements for the six months ended September 30, 2007, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Technology Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(h) above, there has been no material adverse change in Technology Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business (other than changes in the ordinary course of business) of Technology Fund, or any incurrence by Technology Fund or indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by BlackRock Funds, on behalf of Global Science. For the purposes of this paragraph 4.2(i), a decline in the net asset value of Technology Fund due to declines in the value of Technology Fund’s assets, the discharge of Technology Fund’s liabilities or the redemption of Technology Fund shares by Technology Fund shareholders shall not constitute a material adverse change.

     (j) Since March 31, 2007 there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Technology Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of Technology Fund granted by or on behalf of Technology Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for Technology Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of Technology Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of Technology Fund for borrowed money or any commitment to borrow money by or on behalf of Technology Fund; (v) any amendment of Technology Fund’s organizational documents in a manner materially affecting Technology Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of Technology Fund other than a lien for taxes not yet due and payable.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of Technology Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of Technology Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) Technology Fund has 700,000,000 authorized shares of common stock, par value $0.10 per share, divided into five classes, designated Investor A, Investor B, Investor C, Institutional and Class R common stock. Investor A, Investor C and Institutional each consists of 100,000,000 shares and Investor B and Class R each consists of 200,000,000 shares. No shares of Technology Fund were held in the treasury of Technology Fund. All issued and outstanding shares of common stock of Technology Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of Technology Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of Technology Fund’s transfer agent as provided in paragraph 3.4. Technology Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Technology Fund shares and has no outstanding securities convertible into any Technology Fund shares.

     (m) At the Closing Date, Technology Fund will have good and marketable title to the Assets to be transferred to Global Science pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which Global Science has received notice and which have been taken into account in the net asset valuation of Technology Fund, and upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, Global Science will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by Global Science.

     (n) Technology Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of Technology Fund. This Agreement constitutes a valid and binding obligation of Technology Fund, enforceable in accordance with its terms and no other corporate action or proceedings by Technology Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by Technology Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

     (p) For each of its taxable years (including the period ending on the Closing Date), Technology Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has satisfied the distribution requirements imposed by the Code for each of its taxable years and has been eligible to and has computed its federal income tax under Section 852 of the Code.

     (q) Except for the Registration Statement and the approval of this Agreement by Technology Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by Technology Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of Technology Fund as described in paragraph 4.2(r) is required for the consummation by Technology Fund of the transactions contemplated by this Agreement.

     (r) Technology Fund has called a special meeting of Technology Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 8, 2008 (or such other date as the parties may agree to in writing).

ARTICLE V

COVENANTS OF BLACKROCK FUNDS,
GLOBAL SCIENCE, AND TECHNOLOGY FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.2, each of Global Science and Technology Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 Technology Fund will prepare and deliver to BlackRock Funds and Global Science on the second business day prior to the Closing Date a statement of the Assets and Stated Liabilities of Technology Fund as of such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of Technology Fund are being correctly determined in accordance with the terms of this Agreement. Technology Fund will deliver at the Closing (1) an updated statement of Assets and Stated Liabilities of Technology Fund and (2) a list of Technology Fund’s portfolio holdings showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of Technology Fund.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, Technology Fund shall make available to Global Science’s officers and agents all books and records of Technology Fund.

     5.4 ADDITIONAL INFORMATION. Technology Fund will assist BlackRock Funds and Global Science in obtaining such information as BlackRock Funds and Global Science reasonably request concerning the beneficial ownership of Technology Fund’s shares.

     5.5 CONTRACT TERMINATION. Technology Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, Technology Fund and Global Science will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, Technology Fund covenants that it will, as and when reasonably requested by Global Science, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Global Science may reasonably deem necessary or desirable in order to vest in and confirm Global Science’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. BlackRock Funds will prepare and file with the Commission the Registration Statement relating to Global Science Shares to be issued to shareholders of Technology Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Technology Fund Shareholders meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of Technology Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of Technology Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 TAX STATUS OF REORGANIZATION. The parties intend that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither BlackRock Funds, Global Science nor Technology Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, BlackRock Funds, Global Science, and Technology Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to BlackRock Funds and Technology Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

     5.9 REASONABLE BEST EFFORTS. Each of BlackRock Funds, Global Science, and Technology Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.10 AUTHORIZATIONS. BlackRock Funds and Global Science agree to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as they may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF TECHNOLOGY FUND

     The obligations of Technology Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by BlackRock Funds and Global Science of all the obligations to be performed by BlackRock Funds and Global Science pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of BlackRock Funds and Global Science contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. BlackRock Funds on behalf of Global Science shall have delivered to Technology Fund a certificate to such effect, executed in the name of BlackRock Funds, individually, and on behalf of Global Science, by its President or a Vice President, in form and substance reasonably satisfactory to Technology Fund, and dated as of the Closing Date.

     6.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets at the Valuation Time, Global Science shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Global Science shareholders substantially all of Global Science’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and substantially all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fees or other fees payable for services provided to Global Science nor any material reduction in the fee waiver or expense reduction undertakings from those described in the most recent prospectus and statement of additional information of Global Science other than shall have been previously disclosed to Technology Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF
BLACKROCK FUNDS AND GLOBAL SCIENCE

     The obligations of BlackRock Funds and Global Science to consummate the transactions provided for herein shall be subject, at their election, to the performance by Technology Fund of all the obligations to be performed by Technology Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of Technology Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Technology

Fund shall have delivered to Global Science a certificate to such effect, executed in the name of Technology Fund by its President or a Vice President, in form and substance reasonably satisfactory to Global Science, and dated as of the Closing Date.

     7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets at the Valuation Time, Technology Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to Technology Fund Shareholders all of Technology Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to Technology Fund, or sales loads of Technology Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

     7.4 Technology Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF
BLACKROCK FUNDS, GLOBAL SCIENCE, AND TECHNOLOGY FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to BlackRock Funds or Global Science on the one hand, or Technology Fund on the other hand, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to Technology Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of Technology Fund in accordance with the provisions of Technology Fund’s charter, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to Global Science, in such form as shall be reasonably acceptable to Global Science. Notwithstanding anything herein to the contrary, neither Global Science nor Technology Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of Global Science or Technology Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of BlackRock Funds on Form N-1A under the 1940 Act covering the sale of shares of Global Science shall be effective.

     8.5 As of the Closing Date, there shall be no pending litigation brought by any person against BlackRock Funds, Global Science, or Technology Fund or any of the investment advisers, trustees, directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.6 BlackRock Funds and Technology Fund each shall have received an opinion of Sidley Austin LLP, counsel to BlackRock Funds and Technology Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties and subject to the conditions and limitations set forth therein, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

     (a) the transfer of all of the Assets solely in exchange for Global Science Shares and the assumption by Global Science of the Stated Liabilities of Technology Fund followed by the distribution of Global Science Shares to Technology Fund Shareholders in exchange for such shareholders’ shares of Technology Fund in complete liquidation of Technology Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Global Science and Technology Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) no gain or loss will be recognized by Global Science upon the receipt of all of the Assets solely in exchange for Global Science Shares and the assumption by Global Science of the Stated Liabilities of Technology Fund;

     (c) no gain or loss will be recognized by Technology Fund upon the transfer of the Assets to Global Science solely in exchange for Global Science Shares and the assumption by Global Science of the Stated Liabilities of Technology Fund or upon the distribution (whether actual or constructive) of Global Science Shares to Technology Fund Shareholders in exchange for such shareholders’ shares of Technology Fund in liquidation of Technology Fund;

     (d) no gain or loss will be recognized by Technology Fund Shareholders upon the exchange of their Technology Fund shares solely for Global Science Shares in the Reorganization;

     (e) the aggregate tax basis of Global Science Shares received by each Technology Fund Shareholder pursuant to the Reorganization, including fractional shares to which such shareholder may be entitled, will be the same as the aggregate tax basis of Technology Fund shares exchanged therefor by such shareholder;

     (f) the holding period of Global Science Shares to be received by each Technology Fund Shareholder pursuant to the Reorganization, including fractional shares to which such shareholder may be entitled, will include the period for the Technology Fund shares exchanged therefor, provided such Technology Fund shares are held as capital assets at the time of the Reorganization;

     (g) the tax basis of the Assets acquired by Global Science will be the same as the tax basis of such Assets to Technology Fund immediately before the Reorganization;

     (h) the holding period of the Assets in the hands of Global Science will include the period during which those assets were held by Technology Fund;

     (i) pursuant to section 381(a) of the Code and section 1.381(a) -1 of the income tax regulations thereunder, Global Science will succeed to and take into account the items of Technology Fund described in section 381(c) of the Code, subject to the provisions and limitations specified in section 381, 382, 383, and 384 of the Code and the income tax regulations thereunder; and

     (j) under section 381(b) of the Code, the tax year of Technology Fund will end on the Closing Date.

     Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of BlackRock Funds, Global Science, and Technology Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither BlackRock Funds, Global Science nor Technology Fund may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

     Except as otherwise expressly provided in this Agreement, BlackRock Advisors, LLC, or one of its affiliates, shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the purchase and sale of assets and termination, dissolution and deregistration of Technology Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for Technology Fund.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 BlackRock Funds and Technology Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties relating to the Reorganization.

     10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of BlackRock Funds and Technology Fund. In addition, BlackRock Funds and Technology Fund may at their option terminate this Agreement at or before the Closing Date due to:

     (a) a material breach by another party of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or the parties that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of BlackRock Funds, Global Science, or Technology Fund or the respective Board of Trustees or Directors of BlackRock Funds or Technology Fund or their officers, to any other party or its Board of Trustees or Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of BlackRock Funds and Technology Fund as specifically authorized by their respective Board of Trustees or Directors; provided, however, that, following the meeting of Technology Fund Shareholders called by Technology Fund pursuant to paragraph 4.2(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Global Science Shares to be issued to Technology Fund Shareholders under this Agreement to the detriment of such Technology Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of BlackRock Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of BlackRock Funds personally, but shall bind only the property of BlackRock Funds, as provided in the Declaration of Trust of BlackRock Funds. The execution and delivery of this Agreement have been authorized by the Board of Trustees of BlackRock Funds and signed by authorized officers of BlackRock Funds, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of BlackRock Funds as provided in BlackRock Funds’ Declaration of Trust.

ARTICLE XIV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to BlackRock Technology Fund, Inc., 100 Bellevue Parkway, Wilmington, DE 19809, Attention: Donald C. Burke, President, or to BlackRock Funds or BlackRock Global Science & Technology Opportunities Portfolio, 40 East 52nd Street, New York, New York 10022, Attention: Donald C. Burke, President, or to any other address that Technology Fund, BlackRock Funds or Global Science shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BlackRock Technology Fund, Inc.

By:	/s/ Donald C. Burke Name: Donald C. Burke Title: President

BlackRock Funds, on behalf of its portfolio, BlackRock Global Science & Technology Opportunities Portfolio

By:	/s/ Donald C. Burke Name: Donald C. Burke Title: President

BLACKROCK GLOBAL SCIENCE & TECHNOLOGY
OPPORTUNITIES PORTFOLIO,

A PORTFOLIO OF BLACKROCK FUNDSSM
BLACKROCK TECHNOLOGY FUND, INC.

PART B

STATEMENT OF ADDITIONAL INFORMATION

May __, 2008

     This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of BlackRock Technology Fund, Inc., a Maryland corporation (“Technology Fund”), into BlackRock Global Science & Technology Opportunities Portfolio (“Global Science”), a portfolio of BlackRock Funds, a Massachusetts business trust.

     This SAI contains information which may be of interest to shareholders of Technology Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated May __, 2008 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all the assets of, and the assumption of certain stated liabilities of, Technology Fund in exchange for shares of Global Science. Technology Fund would distribute Global Science shares it receives to its shareholders in complete liquidation of Technology Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to BlackRock Funds or BlackRock Global Science & Technology Opportunities Portfolio, 40 East 52nd Street, New York, New York 10022, Attention: Donald C. Burke, President, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about Global Science and Technology Fund	SAI-2

Financial Statements	SAI-2

Pro Forma Condensed Combined Schedule of Investments for Global Science and
Technology Fund as of September 30, 2007 (Unaudited)	F-1

Global Science and Technology Fund Pro Forma Statement of Operations for the twelve months ended
September 30, 2007 (Unaudited)	F-8

Global Science and Technology Fund Pro Forma Condensed Combined Statement of
Assets and Liabilities as of September 30, 2007 (Unaudited)	F-10

Notes to Pro Forma Condensed Combined Financial Statements (Unaudited)*	F-12

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-1

ADDITIONAL INFORMATION ABOUT
GLOBAL SCIENCE AND TECHNOLOGY FUND

     For Global Science: Incorporates by reference the Statement of Additional Information for Global Science dated January 31, 2008, as supplemented, as filed with the Securities and Exchange Commission by BlackRock Funds pursuant to Rule 497 on February 6, 2008.

     For Technology Fund: Incorporates by reference the Statement of Additional Information for Technology Fund dated July 23, 2007, as supplemented, as filed with the Securities and Exchange Commission by Technology Fund pursuant to Rule 497 on July 25, 2007.

FINANCIAL STATEMENTS

     This SAI incorporates by reference (i) the Annual Report of Global Science for the fiscal year ended September 30, 2007, (ii) the Annual Report of Technology Fund for the fiscal year ended March 31, 2007, and (iii) the Semi-Annual Report of Technology Fund for the six months ended September 30, 2007. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and the reports of the independent registered public accounting firm included in the Annual Report, are incorporated herein by reference.

     Pro forma financial statements of Technology Fund and Global Science are provided on the following pages.

     The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on September 30, 2007. The unaudited pro forma statement of operations reflects expenses for the twelve months ended September 30, 2007. The pro forma financial statements give effect to the proposed exchange of shares of Global Science for the assets and liabilities of Technology Fund, with Global Science being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Global Science will sell any securities of Technology Fund acquired in the Reorganization other than in the ordinary course of business.

SAI-2

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
GLOBAL SCIENCE AND TECHNOLOGY FUND
As of September 30, 2007 (Unaudited)

		Global Science		Technology Fund		Global Science Pro Forma Combined Fund
	Combined % of Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value

COMMON STOCKS	98.9%
Argentina	0.0%
Computer Software & Services	0.0%
Mercadolibre, Inc. (b)		1,700	$ 62,271	—	$ —	1,700	$ 62,271

Bermuda	1.2%
Semiconductors &
Related Devices	1.2%
Marvell Technology
Group Ltd. — ADR (b)		—	—	175,100	2,866,387	175,100	2,866,387

Brazil	0.1%
Telecommunications	0.1%
Net Servicos de
Comunicacao SA — ADR		10,900	180,722	—	—	10,900	180,722

Canada	0.3%
Electronics	0.3%
Celestica, Inc. (b)		—	—	129,200	789,412	129,200	789,412

Finland	0.1%
Telecommunications	0.1%
Nokia Corp. — ADR		5,600	212,408	—	—	5,600	212,408

France	0.5%
Computer & Office Equipment	0.1%
Neopost SA		1,000	141,054	—	—	1,000	141,054

Computer Software & Services	0.1%
Business Objects SA — ADR (b)		6,900	309,603	—	—	6,900	309,603

Electronics	0.1%
Schneider Electric SA		1,200	151,606	—	—	1,200	151,606

Entertainment & Leisure	0.0%
Ubisoft Entertainment		1,500	102,454	—	—	1,500	102,454

Machinery & Heavy Equipment	0.2%
ALSTOM		1,900	386,264	—	—	1,900	386,264

Medical Instruments & Supplies	0.0%
NicOx SA		2,408	57,686	—	—	2,408	57,686

Total France			1,148,667		—		1,148,667

Germany	2.3%
Computer Software & Services	0.3%
SAP AG — ADR		8,700	510,429	—	—	8,700	510,429
Software AG		1,600	150,214	—	—	1,600	150,214

			660,643		—		660,643

Manufacturing	0.1%
Siemens AG		1,700	233,732	—	—	1,700	233,732

Semiconductors &
Related Devices	1.9%
Infineon Technologies
AG — ADR (b)		10,400	178,672	—	—	10,400	178,672
Qimonda AG — ADR (b)(d)		—	—	403,600	4,560,680	403,600	4,560,680

			178,672		4,560,680		4,739,352

Total Germany			1,073,047		4,560,680		5,633,727

Hong Kong	0.3%
Semiconductors &
Related Devices	0.1%
ASM Pacific Technology Ltd.		29,900	264,428	—	—	29,900	264,428

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
GLOBAL SCIENCE AND TECHNOLOGY FUND
As of September 30, 2007 (Unaudited) (continued)

		Global Science		Technology Fund		Global Science Pro Forma Combined Fund
	Combined % of Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value

COMMON STOCKS (continued)
Hong Kong (concluded)
Telecommunications	0.2%
China Communications
Services Corp. Ltd. (b)		600	$ 473	—	$ —	600	$ 473
China Mobile Ltd.		35,500	581,327	—	—	35,500	581,327
			581,800		—		581,800

Total Hong Kong			846,228		—		846,228

India	1.2%
Computer Software & Services	1.0%
Infosys Technologies Ltd. — ADR		—	—	52,100	2,521,119	52,100	2,521,119

Telecommunications	0.2%
Bharti Tele-Ventures Ltd.		23,800	560,779	—	—	23,800	560,779

Total India			560,779		2,521,119		3,081,898

Indonesia	0.1%
Telecommunications	0.1%
PT Telekomunikasi Indonesia		290,500	349,426	—	—	290,500	349,426

Japan	0.6%
Computer Software & Services	0.2%
Nintendo Co. Ltd.		800	416,489	—	—	800	416,489

Electronics	0.0%
Nihon Dempa Kogyo Co. Ltd.		1,900	118,435	—	—	1,900	118,435

Energy & Utilities	0.2%
Kurita Water Industries Ltd.		14,300	485,527	—	—	14,300	485,527

Machinery & Heavy Equipment	0.1%
Disco Corp.		2,400	133,931	—	—	2,400	133,931

Metal & Mining	0.1%
Sumitomo Metal Mining Co. Ltd.		9,000	218,604	—	—	9,000	218,604

Total Japan			1,372,986		—		1,372,986

Mexico	0.1%
Telecommunications	0.1%
America Movil SA - ADR		3,900	249,600	—	—	3,900	249,600

South Korea	0.3%
Computer Software & Services	0.2%
NHN Corp. (b)		1,700	393,422	—	—	1,700	393,422

Electronics	0.1%
Samsung Electronics Co. Ltd.		300	188,484	—	—	300	188,484

Total South Korea			581,906		—		581,906

Sweden	0.1%
Manufacturing	0.1%
Telefonaktiebolaget LM
Ericsson — ADR		5,200	206,960	—	—	5,200	206,960

Switzerland	0.1%
Pharmaceuticals	0.1%
Roche Holding AG		1,300	235,714	—	—	1,300	235,714
Roche Holding AG — ADR		800	72,282	—	—	800	72,282

			307,996		—		307,996

Taiwan	1.0%
Computer & Office Equipment	0.0%
Asustek Computer, Inc.		32,000	97,368	—	—	32,000	97,368

Computer Software & Services	0.2%
Inventec Co. Ltd.		203,800	127,394	—	—	203,800	127,394
MediaTek, Inc.		14,650	263,956	—	—	14,650	263,956

			391,350		—		391,350

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
GLOBAL SCIENCE AND TECHNOLOGY FUND
As of September 30, 2007 (Unaudited) (continued)

	Combined % of Net Assets	Global Science		Technology Fund		Global Science Pro Forma Combined Fund
		Shares	Market Value	Shares	Market Value	Shares	Market Value

COMMON STOCKS (continued)
Taiwan (concluded)	1.0%

Electronics	0.2%
Hon Hai Precision Industry Co. Ltd.		39,353	$ 296,639	—	$ —	39,353	$ 296,639
Synnex Technology International Corp.		97,650	273,785	—	—	97,650	273,785

			570,424		—		570,424

Semiconductors &
Related Devices	0.6%
Av Tech Corp.		12,560	104,490	—	—	12,560	104,490
Realtek Semiconductor Corp.		36,225	164,281	—	—	36,225	164,281
Taiwan Semiconductor
Manufacturing Co. Ltd. — ADR		22,903	231,778	81,600	825,792	104,503	1,057,570
Vanguard International
Semiconductor Corp.		130,158	117,056	—	—	130,158	117,056

			617,605		825,792		1,443,397

Total Taiwan			1,676,747		825,792		2,502,539

United Kingdom	0.3%
Aerospace	0.1%
Meggitt Plc		39,200	254,444	—	—	39,200	254,444

Business Services	0.1%
Rightmove Plc		14,700	155,494	—	—	14,700	155,494

Computer Software & Services	0.1%
Autonomy Corp. Plc		18,200	320,611	—	—	18,200	320,611

Telecommunications	0.0%
Blinkx Plc		23,400	14,004	—	—	23,400	14,004

Total United Kingdom			744,553		—		744,553

United States	90.3%
Advertising	2.8%
Monster Worldwide, Inc. (b)		—	—	161,800	5,510,908	161,800	5,510,908
ValueClick, Inc. (b)		—	—	60,000	1,347,600	60,000	1,347,600

			—		6,858,508		6,858,508

Aerospace	0.4%
Goodrich Corp.		6,500	443,495	—	—	6,500	443,495
Lockheed Martin Corp.		5,300	574,997	—	—	5,300	574,997

			1,018,492		—		1,018,492

Broadcasting	0.1%
Liberty Global, Inc. (b)		6,600	270,732	—	—	6,600	270,732

Business Services	6.3%
Accenture Ltd.		4,500	181,125	—	—	4,500	181,125
Akamai Technologies, Inc. (b)		—	—	198,200	5,694,286	198,200	5,694,286
CommVault Systems, Inc. (b)		—	—	108,800	2,014,976	108,800	2,014,976
Fiserv, Inc. (b)		3,100	157,666	—	—	3,100	157,666
Global Payments, Inc. (d)		—	—	144,100	6,372,102	144,100	6,372,102
Kenexa Corp. (b)		—	—	34,000	1,046,520	34,000	1,046,520

			338,791		15,127,884		15,466,675

Computer & Office Equipment	10.8%
Apple Computer, Inc. (b)		7,500	1,151,025	—	—	7,500	1,151,025
Cisco Systems, Inc. (b)		32,200	1,066,142	241,600	7,999,376	273,800	9,065,518
Dell, Inc. (b)		—	—	214,900	5,931,240	214,900	5,931,240
Electronics for Imaging, Inc. (b)		—	—	31,000	832,660	31,000	832,660
Hewlett-Packard Co.		11,100	552,669	12,100	602,459	23,200	1,155,128
International Business Machines Corp.		7,700	907,060	—	—	7,700	907,060
Netezza Corp. (b)		400	5,004	—	—	400	5,004
Network Appliance, Inc. (b)(d)		—	—	287,100	7,725,861	287,100	7,725,861

			3,681,900		23,091,596		26,773,496

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
GLOBAL SCIENCE AND TECHNOLOGY FUND
As of September 30, 2007 (Unaudited) (continued)

		Global Science		Technology Fund		Global Science Pro Forma Combined Fund
	Combined % of Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value

COMMON STOCKS (continued)
United States (continued)
Computer Software & Services	39.5%
Acme Packet, Inc. (b)		—	$ —	59,800	$ 922,116	59,800	$ 922,116
Activision, Inc. (b)		—	—	187,500	4,048,125	187,500	4,048,125
Adobe Systems, Inc. (b)		8,000	349,280	114,900	5,016,534	122,900	5,365,814
Advanced Micro Devices, Inc. (b)(d)		—	—	130,400	1,721,280	130,400	1,721,280
Aspen Technology, Inc. (b)		—	—	180,200	2,580,464	180,200	2,580,464
Autodesk, Inc. (b)		7,400	369,778	—	—	7,400	369,778
BigBand Networks, Inc. (b)		—	—	227,600	1,456,640	227,600	1,456,640
Cadence Design Systems, Inc. (b)		11,800	261,842	—	—	11,800	261,842
Citrix Systems, Inc. (b)		5,200	209,664	—	—	5,200	209,664
Cognizant Technology
Solutions Corp. (b)(d)		—	—	134,200	10,705,134	134,200	10,705,134
Cognos, Inc. (b)		7,200	299,016	—	—	7,200	299,016
Computer Sciences Corp. (b)		6,200	346,580	—	—	6,200	346,580
Digital River, Inc. (b)		—	—	28,600	1,279,850	28,600	1,279,850
DST Systems, Inc. (b)		11,200	961,072	—	—	11,200	961,072
eBay, Inc. (b)		13,700	534,574	44,300	1,728,586	58,000	2,263,160
Electronic Arts, Inc. (b)(d)		9,500	531,905	183,400	10,268,566	192,900	10,800,471
EMC Corp. (b)		20,600	428,480	—	—	20,600	428,480
F5 Networks, Inc. (b)		—	—	42,300	1,573,137	42,300	1,573,137
Foundry Networks, Inc. (b)		15,700	278,989	78,400	1,393,168	94,100	1,672,157
Google, Inc. - Class A (b)		1,400	794,178	15,200	8,622,504	16,600	9,416,682
Juniper Networks, Inc. (b)		12,900	472,269	—	—	12,900	472,269
The Knot, Inc. (b)		—	—	22,900	486,854	22,900	486,854
Liquidity Services, Inc. (b)		—	—	45,800	503,342	45,800	503,342
McAfee, Inc. (b)		8,400	292,908	—	—	8,400	292,908
Microsoft Corp.		15,400	453,684	320,700	9,447,822	336,100	9,901,506
Oracle Corp. (b)		19,300	417,845	44,400	961,260	63,700	1,379,105
priceline.com, Inc. (b)		2,900	257,375	—	—	2,900	257,375
RealNetworks, Inc. (b)		—	—	299,500	2,030,610	299,500	2,030,610
Red Hat, Inc. (b)		—	—	100,200	1,990,974	100,200	1,990,974
salesforce.com, Inc. (b)		4,100	210,412	—	—	4,100	210,412
Seagate Technology, Inc.		9,200	235,336	220,000	5,627,600	229,200	5,862,936
Sun Microsystems, Inc. (b)		36,900	207,009	361,300	2,026,893	398,200	2,233,902
Sybase, Inc. (b)		11,200	259,056	—	—	11,200	259,056
Symantec Corp. (b)(d)		—	—	205,300	3,978,714	205,300	3,978,714
Synopsys, Inc. (b)		6,400	173,312	—	—	6,400	173,312
VeriSign, Inc. (b)		10,500	354,270	—	—	10,500	354,270
VMware, Inc. (b)		2,900	246,500	—	—	2,900	246,500
Yahoo!, Inc. (b)		8,000	214,720	384,300	10,314,612	392,300	10,529,332

			9,160,054		88,684,785		97,844,839

Electronics	6.1%
Agilent Technologies, Inc. (b)		11,200	413,056	—	—	11,200	413,056
Amphenol Corp.		6,500	258,440	—	—	6,500	258,440
AuthenTec, Inc. (b)		—	—	84,700	847,000	84,700	847,000
Intel Corp.		20,300	524,958	266,500	6,891,690	286,800	7,416,648
Intersil Corp. - Class A		6,400	213,952	—	—	6,400	213,952
Jabil Circuit, Inc.		12,300	280,932	36,000	822,240	48,300	1,103,172
National Semiconductor Corp.		8,900	241,368	—	—	8,900	241,368
RF Micro Devices, Inc. (b)		—	—	466,600	3,140,218	466,600	3,140,218
TiVo, Inc. (b)(d)		—	—	225,200	1,430,020	225,200	1,430,020

			1,932,706		13,131,168		15,063,874

Finance	0.6%
Bankrate, Inc. (b)		—	—	32,600	1,503,512	32,600	1,503,512

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
GLOBAL SCIENCE AND TECHNOLOGY FUND
As of September 30, 2007 (Unaudited) (continued)

	Combined % of Net Assets	Global Science		Technology Fund		Global Science Pro Forma Combined Fund
		Shares	Market Value	Shares	Market Value	Shares	Market Value

COMMON STOCKS (continued)
United States (continued)
Manufacturing	2.7%
Corning, Inc.		14,300	$ 352,495	241,900	$5,962,835	256,200	$6,315,330
Textron, Inc.		3,600	223,956	—	—	3,600	223,956
Varian, Inc. (b)		3,200	203,552	—	—	3,200	203,552

			780,003		5,962,835		6,742,838

Measuring & Controlling Devices	0.2%
KLA-Tencor Corp.		8,700	485,286	—	—	8,700	485,286

Medical & Medical Services	0.2%
Athenahealth, Inc. (b)		600	20,346	—	—	600	20,346
Covance, Inc. (b)		2,600	202,540	—	—	2,600	202,540
Integra LifeSciences
Holdings Corp. (b)		3,800	184,604	—	—	3,800	184,604
Millipore Corp. (b)		2,200	166,760	—	—	2,200	166,760

			574,250		—		574,250

Medical Instruments & Supplies	0.9%
Becton, Dickinson & Co.		3,500	287,175	—	—	3,500	287,175
Charles River Laboratories
International, Inc. (b)		3,700	207,755	—	—	3,700	207,755
Cyberonics, Inc. (b)		6,200	86,428	—	—	6,200	86,428
Johnson & Johnson		1,900	124,830	—	—	1,900	124,830
Kyphon, Inc. (b)		1,900	133,000	—	—	1,900	133,000
Medtronic, Inc.		6,500	366,665	—	—	6,500	366,665
SenoRx, Inc. (b)		5,400	46,062	—	—	5,400	46,062
St. Jude Medical, Inc. (b)		6,500	286,455	—	—	6,500	286,455
Stryker Corp.		3,100	213,156	—	—	3,100	213,156
Waters Corp. (b)		3,100	207,452	—	—	3,100	207,452
Wright Medical Group, Inc. (b)		9,300	249,426	—	—	9,300	249,426

			2,208,404		—		2,208,404

Miscellaneous Services	0.1%
Owens & Minor, Inc.		4,600	175,214	—	—	4,600	175,214

Pharmaceuticals	1.3%
Abbott Laboratories		3,200	171,584	—	—	3,200	171,584
Alexion Pharmaceuticals, Inc. (b)		3,200	208,480	—	—	3,200	208,480
Applera Corp. — Applied
Biosystems Group		3,000	103,920	—	—	3,000	103,920
Applera Corp. — Celera
Genomics Group (b)		9,400	132,164	—	—	9,400	132,164
BioMarin Pharmaceutical, Inc. (b)		9,700	241,530	—	—	9,700	241,530
Celgene Corp. (b)		3,100	221,061	—	—	3,100	221,061
Cephalon, Inc. (b)		1,000	73,060	—	—	1,000	73,060
Gilead Sciences, Inc. (b)		9,000	367,830	—	—	9,000	367,830
ImClone Systems, Inc. (b)		3,500	144,690	—	—	3,500	144,690
Kosan Biosciences, Inc. (b)		8,317	41,668	—	—	8,317	41,668
Merck & Co., Inc.		7,900	408,351	—	—	7,900	408,351
Myriad Genetics, Inc. (b)		10,500	547,575	—	—	10,500	547,575
Onyx Pharmaceuticals, Inc. (b)		6,300	274,176	—	—	6,300	274,176
Pharmion Corp. (b)		7,100	327,594	—	—	7,100	327,594

			3,263,683		—		3,263,683

Retail Merchandising	0.1%
CVS Caremark Corp.		4,800	$ 190,224	—	—	4,800	190,224

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
GLOBAL SCIENCE AND TECHNOLOGY FUND
As of September 30, 2007 (Unaudited) (continued)

	Combined % of Net Assets	Global Science		Technology Fund		Global Science Pro Forma Combined Fund
		Shares	Market Value	Shares	Market Value	Shares	Market Value

COMMON STOCKS (concluded)
United States (concluded)
Semiconductors &
Related Devices	13.6%
Altera Corp.		9,100	$ 219,128	—	$ —	9,100	$ 219,128
Analog Devices, Inc.		6,800	245,888	—	—	6,800	245,888
Applied Materials, Inc.		15,200	314,640	—	—	15,200	314,640
Applied Micro Circuits Corp. (b)		—	—	501,700	1,585,372	501,700	1,585,372
Broadcom Corp. — Class A (b)		11,700	426,348	—	—	11,700	426,348
Cavium Networks, Inc. (b)		2,600	84,500	—	—	2,600	84,500
Integrated Device
Technology, Inc. (b)		11,300	174,924	—	—	11,300	174,924
Kulicke & Soffa Industries, Inc. (b)		17,200	145,856	—	—	17,200	145,856
Lam Research Corp. (b)		4,100	218,366	—	—	4,100	218,366
Linear Technology Corp.		5,400	188,946	—	—	5,400	188,946
Maxim Integrated Products, Inc.		8,500	249,475	—	—	8,500	249,475
MEMC Electronic
Materials, Inc. (b)		4,500	264,870	—	—	4,500	264,870
Micron Technology, Inc. (b)(d)		—	—	773,200	8,582,520	773,200	8,582,520
Microsemi Corp. (b)(d)		—	—	70,900	1,976,692	70,900	1,976,692
Monolithic Power Systems, Inc. (b)		—	—	75,100	1,907,540	75,100	1,907,540
Netlogic Microsystems, Inc. (b)		3,800	137,218	—	—	3,800	137,218
NVIDIA Corp. (b)		7,200	260,928	—	—	7,200	260,928
QLogic Corp. (b)		—	—	270,800	3,642,260	270,800	3,642,260
Silicon Image, Inc. (b)		—	—	166,100	855,415	166,100	855,415
SiRF Technology
Holdings, Inc. (b)(d)		—	—	204,700	4,370,345	204,700	4,370,345
Spansion LLC Class A (b)		—	—	420,200	3,550,690	420,200	3,550,690
Spreadtrum Communications,
Inc. — ADR (b)		—	—	113,500	1,611,700	113,500	1,611,700
Texas Instruments, Inc.		8,600	314,674	59,500	2,177,105	68,100	2,491,779
Xilinx, Inc.		6,400	167,296	—	—	6,400	167,296

			3,413,057		30,259,639		33,672,696

Telecommunications	4.6%
American Tower
Corp. — Class A (b)		5,400	235,116	—	—	5,400	235,116
AT&T, Inc.		6,400	270,784	—	—	6,400	270,784
Atheros Communications, Inc. (b)		11,000	329,670	—	—	11,000	329,670
Ciena Corp. (b)		12,600	479,808	—	—	12,600	479,808
Clearwire Corp. (b)		4,400	107,536	—	—	4,400	107,536
Harris Corp.		6,600	381,414	—	—	6,600	381,414
Harris Stratex Networks, Inc. (b)		8,600	150,242	—	—	8,600	150,242
Motorola, Inc.		11,200	207,536	62,500	1,158,125	73,700	1,365,661
QUALCOMM, Inc.		7,200	304,272	169,900	7,179,974	177,100	7,484,246
Research In Motion Ltd. (b)		2,300	226,665	—	—	2,300	226,665
Verizon Communications, Inc.		6,000	265,680	—	—	6,000	265,680

			2,958,723		8,338,099		11,296,822

Total United States			30,451,519		192,958,026		223,409,545

TOTAL COMMON STOCKS			40,025,815		204,521,416		244,547,231

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
GLOBAL SCIENCE AND TECHNOLOGY FUND
As of September 30, 2007 (Unaudited) (concluded)

	Combined % of Net Assets	Global Science	Technology Fund			Global Science Pro Forma Combined Fund
		Beneficial Interest	Market Value	Beneficial Interest	Market Value	Beneficial Interest	Market Value

SHORT TERM INVESTMENT	17.9%
Galileo Money Market
Fund, 4.72% (e)		2,157,690	$ 2,157,690	—	$ —	2,157,690	$ 2,157,690
BlackRock Liquidity Series,
LLC Money Market Series,
5.26%(c)(e)(f)		—	—	$42,139,100	42,139,100	$42,139,100	42,139,100

TOTAL SHORT TERM INVESTMENT			2,157,690		42,139,100		44,296,790

		Number of Contracts		Number of Contracts		Number of Contracts

PUT OPTIONS PURCHASED	0.1%
Akamai Technologies Inc.,
expiring November 2007 at $25		—	—	991	89,190	991	89,190
NASDAQ Index 100, expiring
October 2007 at $202.50		—	—	72	105,120	72	105,120

TOTAL OPTIONS PURCHASED			—		194,310		194,310

TOTAL INVESTMENTS BEFORE
OPTIONS WRITTEN	116.9%		42,183,505		246,854,826		289,038,331

Call Options Written	(0.1)%
Akamai Technologies, Inc.
expiring November 2007 at $35		—	—	991	(76,803)	991	(76,803)

Total Options Written			—		(76,803)		(76,803)

TOTAL INVESTMENTS IN SECURITIES	116.8%		42,183,505		246,778,023		288,961,528

LIABILITIES IN EXCESS OF OTHER ASSETS	(16.8)%		(194,512)		(41,380,405)		(41,574,917)

NET ASSETS	100.0%		41,988,993		205,397,618		247,386,611

TOTAL INVESTMENTS IN
SECURITIES AT COST (a)			$33,241,956		$256,587,360		$289,829,316

(a)	Cost for federal income tax purposes is $292,234,899

The gross unrealized appreciation (depreciation) on a tax basis is as follows:
	Gross unrealized appreciation	$ 17,355,869
	Gross unrealized depreciation	(20,629,240)

$ (3,273,371)

(b)	Non-income producing security.

(c)	Security was purchased with the cash proceeds from securities loans.

(d)	Security, or a portion of security, is on loan.

(e)	Represents current yield as of September 30, 2007.

(f)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

Affiliate	Net Activity	Interest Income

BlackRock Liquidity Series, LLC Cash Sweep Series	$(6,582,414)	$239,706
BlackRock Liquidity Series, LLC Money Market Series	$ 1,362,128	$ 93,096

KEY TO INVESTMENT ABBREVIATIONS
ADR — American Depository Receipts
LLC — Limited Liability Corporation

*	The accompanying notes are an integral part of the pro forma financial statements.

GLOBAL SCIENCE AND TECHNOLOGY FUND
PRO FORMA STATEMENT OF OPERATIONS
For the Twelve Months Ended September 30, 2007 (Unaudited)

	Global Science	Technology Fund	Pro Forma Adjustments		Pro Forma Global Science Combined Fund

Investment Income:
Interest	$ 9,196	$ —	—		$ 9,196
Security lending income	5,976	93,096			99,072
Dividends and reclaims	316,379	754,040	—		1,070,419
Foreign taxes withheld	(19,798)	(2,826)			(22,624)
Interest from Affiliates	2,911	239,706	—		242,617

Total investment income	314,664	1,084,016	—		1,398,680

Expenses:
Investment advisory fees	306,053	2,166,222	$(208,693	)(1)	2,263,582
Administration fees	25,504	107,856	55,272	(1)	188,632
Administration fees — Institutional Shares	330	—	17,807	(1)	18,137
Administration fees — Service Shares	26	—	—		26
Administration fees — Investor A Shares	3,733	—	18,870	(1)	22,603
Administration fees — Investor B Shares	2,345	—	10,843	(1)	13,188
Administration fees — Investor C Shares	2,068	—	6,529	(1)	8,597
Administration fees — R/Class R Shares	—	—	326	(1)	326
Transfer agent fees — Institutional Shares	4,031	341,221	—		345,252
Transfer agent fees — Service Shares	498	—	—		498
Transfer agent fees — Investor A Shares	47,824	372,433	—		420,257
Transfer agent fees — Investor B Shares	37,868	269,199	—		307,067
Transfer agent fees — Investor C Shares	22,714	163,283	—		185,997
Transfer agent fees — R/Class R Shares	—	6,707	—		6,707
Shareholder servicing fees — Service Shares	261	—	—		261
Shareholder servicing fees — Investor A Shares	37,261	188,491	—		225,752
Shareholder servicing fees — Investor B Shares	23,439	108,320	—		131,759
Shareholder servicing fees — Investor C Shares	20,684	65,196	—		85,880
Shareholder servicing fees — R/Class R Shares	—	3,249	—		3,249
Distribution fees — Investor B Shares	70,355	324,959	—		395,314
Distribution fees — Investor C Shares	62,053	195,590	—		257,643
Distribution fees — R/Class R Shares	—	3,250	—		3,250
Custodian fees	78,898	70,174	(106,275	)(2)	42,797
Registration fees and expenses	47,817	73,692	(73,692	)(3)	47,817
Legal and audit fees	32,559	147,515	(130,763	)(4)	49,311
Printing fees	21,166	79,337	(11,487	)(3)	89,016
Officers’ and Trustees’ fees	2,238	39,691	(19,717	)(5)	22,212
Other	21,526	28,484	(27,046	)(3)	22,964

Total expenses	871,251	4,754,869	(468,026)		5,158,094

Less fees paid indirectly	(329)	—	—		(329)
Less advisory fees waived	(84,200)	(127,051)	211,251	(6)	—
Less administrative fees waived — Institutional Shares	(330)	—	(17,807	)(6)	(18,137)
Less administrative fees waived — Service Shares	(26)	—	—		(26)
Less administrative fees waived — Investor A Shares	(3,037)	—	(19,566	)(6)	(22,603)
Less administrative fees waived — Investor B Shares	(1,981)	—	(11,207	)(6)	(13,188)
Less administrative fees waived — Investor C Shares	(562)	—	562	(6)	—
Less Transfer Agent fees waived — Institutional Shares	(373)	—	(5,951	)(6)	(6,324)

GLOBAL SCIENCE AND TECHNOLOGY FUND
PRO FORMA STATEMENT OF OPERATIONS
For the Twelve Months Ended September 30, 2007 (Unaudited) (concluded)

	Global Science	Technology Fund	Pro Forma Adjustments		Pro Forma Global Science Combined Fund

Less Transfer Agent fees waived — Service Shares	(60)	—	(10)	(6)	(70)
Less Transfer Agent fees waived — Investor A Shares	(2,953)	—	(6,444	)(6)	(9,397)
Less Transfer Agent fees waived — Investor B Shares	(2,384)	—	(4,801	)(6)	(7,185)
Less Transfer Agent fees waived — Investor C Shares	(169)	—	169	(6)	—
Less Transfer Agent fees reimbursed — Institutional Shares	(3,420)	—	(142,509	)(6)	(145,929)
Less Transfer Agent fees reimbursed — Service Shares	(279)	—	266	(6)	(13)
Less Transfer Agent fees reimbursed — Investor A Shares	(22,351)	—	(11,955	)(6)	(34,306)
Less Transfer Agent fees reimbursed — Investor B Shares	(20,128)	—	19,379	(6)	(749)
Less Transfer Agent fees reimbursed — Investor C Shares	(476)	—	476	(6)	—

Net expenses	728,193	4,627,818	(456,173)		4,899,838

Net investment gain (loss)	(413,529)	(3,543,802)	456,173		(3,501,158)

Realized and Unrealized Gain (Loss)
on Investment:
Net realized gain (loss) from:
Investment transactions	3,395,093	35,534,162	—		38,929,255
Options and swaptions written	—	50,901	—		50,901
Foreign currency transactions	(79,359)	(1,513)	—		(80,872)

	3,315,734	35,583,550	—		38,899,284

Change in Unrealized Appreciation
(Depreciation) From:
Investments	4,867,446	(4,043,754)	—		823,692
Options and swaptions written	—	(3,470)	—		(3,470)
Foreign currency transactions	(177,697)	4,425	—		(173,272)

	4,689,749	(4,042,799)	—		646,950

Net Gain on Investments, Written Options
and Foreign Currency Transactions	8,005,483	31,540,751	—		39,546,234

Net Increase in Net Assets Resulting From
Operations	$7,591,954	$27,996,949	$ 456,173		$36,045,076

(1)	Adjustment due to contractual agreement of Global Science.

(2)	Adjustment due to change in the custody agreement of Global Science.

(3)	Adjustment due to the elimination of duplicative expenses achieved by merging the funds.

(4)	Adjustment based on legal and audit arrangements of Global Science.

(5)	Adjustment based on director compensation plan of Global Science.

(6)	Adjustment due to waiver/reimbursement agreement of Global Science.

*   The accompanying notes are an integral part of the pro forma financial statements.

GLOBAL SCIENCE AND TECHNOLOGY FUND
PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2007 (Unaudited)

	Global Science	Technology Fund	Pro Forma Adjustments		Pro Forma Global Science Combined Fund

Assets:
Investments at value — unaffiliated (including
securities loaned of $0 & $40,512,833)
(Cost $33,241,956 and $214,128,051)	$ 42,183,505	$ 204,521,416			$ 246,704,921
Investments at value — affiliated long term
(Cost $0 and $42,139,100)	—	42,139,100			42,139,100
Cash denominated in foreign currencies
at value (Cost $400,085 and $181,270)	405,592	183,795			589,387
Options purchased, at value (premiums
paid $0 and $320,209)	—	194,310			194,310
Dividends and reclaims receivable	32,277	6,367			38,644
Interest receivable — affiliated	125	834			959
Investments sold receivable	189,427	4,336,003			4,525,430
Receivable from advisor	12	—			12
Capital shares sold receivable	263,932	100,651			364,583
Options written	—	73,333			73,333
Prepaid expenses and other assets	17,781	306,389			324,170
Unrealized appreciation on forward
foreign currency contracts	33,067	—			33,067
Securities lending receivable	—	13,084			13,084

Total Assets	43,125,718	251,875,282			295,001,000

Liabilities:
Collateral on securities loaned, at value	—	42,139,100			42,139,100
Investments purchased payable	790,789	3,104,877			3,895,666
Capital shares redeemed payable	42,899	416,051			458,950
Options written, at fair value (premiums
received $0 and $73,333)	—	76,803			76,803
Options purchased payable	—	85,226			85,226
Unrealized depreciation on forward foreign
currency contracts	175,969	—			175,969
Foreign taxes payable	5,710	—			5,710
Bank overdraft	—	129,917			129,917
Advisory fees payable (1)	29,519	138,775			168,294
Administration fees payable (2)	3,139	—			3,139
Custodian fees payable (3)	9,661	49,320			58,981
Transfer agent fees payable (3)	21,710	172,271			193,981
Distribution fees payable (4)	10,956	59,423			70,379
Officers’ and Trustees’/Directors’ fees
payable	285	19,018			19,303
Other accrued expenses payable	46,088	86,883			132,971

Total Liabilities	1,136,725	46,477,664			47,614,389

Net Assets	41,988,993	205,397,618			247,386,611

Net Assets Consist of:
Capital paid in	105,957,022	1,396,682,542			1,502,639,564
Undistributed net investment loss	(77,087)	(1,754,183)			(1,831,270)
Accumulated net realized loss	(72,695,694)	(1,179,797,262)			(1,252,492,956)
Unrealized appreciation (depreciation)
on investments	8,804,752	(9,733,479)			(928,727)

Net Assets	$ 41,988,993	$ 205,397,618			$ 247,386,611

Outstanding Shares:
Institutional Shares	160,434	7,970,245	(200,999	)(5)	7,929,680
Service Shares	13,901	—			13,901
Investor A Shares	2,474,048	8,628,763	(135,287	)(5)	10,967,524
Investor B Shares	1,093,213	4,335,521	(143,684	)(5)	5,285,050
Investor C Shares	1,182,364	3,098,824	(107,077	)(5)	4,174,111
R/Class R Shares	—	201,063	(15,964	)(5)	185,099
Net Asset Value Per Share:
Institutional Shares	9.03	8.80			9.03
Service Shares	8.83	—			8.83
Investor A Shares	8.74	8.61			8.74
Investor B Shares	8.26	7.99			8.26
Investor C Shares	8.25	7.97			8.25
R/Class R Shares	—	8.31			9.03

GLOBAL SCIENCE AND TECHNOLOGY FUND
PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2007 (Unaudited) (concluded)

	Global Science	Technology Fund	Pro Forma Adjustments	Pro Forma Global Science Combined Fund

Net Assets Per Class:
Institutional Shares	1,448,651	70,152,993		71,601,644
Service Shares	122,788	—		122,788
Investor A Shares	21,632,360	74,264,501		95,896,861
Investor B Shares	9,030,220	34,625,654		43,655,874
Investor C Shares	9,754,974	24,683,105		34,438,079
R/Class R Shares	—	1,671,365		1,671,365

(1)	Payable to BlackRock for advisory services.

(2)	Payable to PFPC/BlackRock for accounting and administration services.

(3)	Payable to PFPC for custody and transfer agent services.

(4)	Payable to PNC Bank affiliates for distribution and sales support services.

(5)	Reflects the capitalization adjustments due to the change in par value per share of the newly issued shares and giving effect to issuance of shares of Global Science to the Technology Fund shareholders as if the reorganization had taken place on September 30, 2007. The foregoing should not be relied upon to reflect the number of shares of Global Science that actually will be received on or after such date.

*    The accompanying notes are an integral part of the pro forma financial statements.

GLOBAL SCIENCE AND TECHNOLOGY FUND

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

     The Board of Directors of BlackRock Technology Fund, Inc. (“Technology Fund”), a Maryland corporation, at a meeting held on February 26, 2008 approved Technology Fund’s entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of Technology Fund, Technology Fund will transfer all of its assets, and certain stated liabilities, to BlackRock Global Science & Technology Opportunities Portfolio (“Global Science”, and together with Technology Fund, the “Funds”), a portfolio of BlackRock FundsSM (“BlackRock Funds”), in exchange for a number of shares of Global Science equal in value to the net assets of Technology Fund (the “Reorganization”). If the Reorganization is consummated, shares of Global Science will be distributed to Technology Fund’s shareholders on a pro rata basis in liquidation of Technology Fund.

     The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at September 30, 2007. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended September 30, 2007. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of September 30, 2007, all the securities held by Technology Fund comply with the compliance guidelines and/or investment restrictions of Global Science. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are September 30 for Global Science and March 31 for Technology Fund.

     The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2007. Following the Reorganization, Global Science will be the legal and accounting survivor and is sometimes referred to in these Notes as the “Combined Fund.”

     All costs with respect to the Reorganization incurred by both Funds will be borne by BlackRock Advisors, LLC or its affiliates.

NOTE 2—Global Science and Technology Fund Valuation:

        The net asset value for each class of shares of each Fund is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

        Equity Investments. Valuation of securities held by each Fund is as follows: securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at bid prices; if no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

        Fixed Income Investments. Valuation of securities held by each Fund is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities may be valued utilizing one or more independent third-party pricing services in accordance with valuation procedures approved by the Fund’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Fund’s Board determines such method does not represent fair value.

GLOBAL SCIENCE AND TECHNOLOGY FUND

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited) (continued)

        Options and Futures. Exchange-traded options purchased are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded (and in the absence of a current day ask price, the bid price) or, in the case of options traded in the OTC market, the last bid price; exchange-traded options written are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded or, in the case of options traded in the OTC market, the last ask price; financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges.

        In determining the market value of portfolio investments, each Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

        In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by someone under its direction.

        Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

        Certain of the securities acquired by the Funds may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

        Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”).

        Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have been closed. Systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

        BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group when possible, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

GLOBAL SCIENCE AND TECHNOLOGY FUND

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited) (continued)

        When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

        Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

     These policies will apply to the Combined Fund following the Reorganization. There is no guarantee that both Funds will use the same price on a particular security at any given time.

NOTE 3—Capital Shares:

     The pro forma net asset value per share assumes the issuance of shares of Global Science that would have been issued at September 30, 2007 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Technology Fund, as of September 30, 2007, divided by the net asset value per share of the shares of Global Science as of September 30, 2007. The pro forma number of shares outstanding, by class, for the Funds consists of the following at September 30, 2007:

Class of Shares	Shares of Global Science Pre-Combination		Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination

Investor A	2,474,048		8,493,476	10,967,524

Investor B	1,093,213		4,191,837	5,285,050

Investor C	1,182,364		2,991,747	4,174,111

Institutional	160,434		7,769,246	7,929,680

R	—	(a)	185,099	185,099

Service	13,901		—	13,901

(a)	Global Science does not currently offer R shares.

NOTE 4—Pro Forma Operating Expenses:

     The pro forma condensed combined statement of operations for the twelve month period ended September 30, 2007, as adjusted, giving effect to the Reorganization reflects changes in expenses of Global Science as if the Reorganization was consummated on October 1, 2006. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

     Each of Technology Fund and Global Science has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, Global Science will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, Technology Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

     Global Science will succeed to the capital loss carryforwards of Technology Fund, which will be subject to the limitations described below. Technology Fund has capital loss carryforwards that, in the absence of the

GLOBAL SCIENCE AND TECHNOLOGY FUND

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited) (concluded)

Reorganization, would generally be available to offset its capital gains, subject to the overall eight-year capital loss carryforward limit, measured from the date of recognition. For five years after the closing date of the Reorganization, the Combined Fund will not be allowed to offset realized gains attributable to certain pre-Reorganization built-in gains of one Fund with capital loss carryforwards attributable to the other Fund; consequently, unexpired capital loss carryforwards of Technology Fund can not be used to offset realized built-in gains of Global Science. Global Science also has capital loss carryforwards, and because it will undergo an “ownership change” for tax purposes in the Reorganization, use of capital loss carryforwards of Global Science by the Combined Fund will be limited by the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount, generally the product of the net asset value of Global Science immediately before the ownership change and a rate established by the IRS for the month of the Closing Date (for example, such rate is 4.71% for May, 2008). Any losses that could not be used under this limitation may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit. Unexpired pre-ownership change losses of Global Science could be used to offset realized built-in gains of Global Science.

     The identified cost of investments for Technology Fund and Global Science is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the Combined Fund.

PART C

OTHER INFORMATION

Item 15. Indemnification

     Indemnification of the Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement. Indemnification of the Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement, Section 12 of the Transfer Agency Agreement and Section 9 of the Administration Agreement. The Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

     Additionally, Section 9.3 of the Registrant’s Declaration of Trust provides that the Registrant shall indemnify each of its trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a trustee or thereafter, by reason of his being or having been such a trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Registrant shall have received a written opinion from independent legal counsel approved by the trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Registrant. The trustees may make advance payments in connection with the indemnification under Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Registrant in the event it is subsequently determined that he is not entitled to such indemnification.

     The trustee of the Registrant indemnifies officers, representatives and employees of the Registrant to the same extent that the trustees are entitled to indemnification pursuant to Section 9.3 of the Declaration of Trust.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Registrant for the acts or obligations of the Registrant, and that every note, bond, contract, order or other undertaking made by the Registrant shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Registrant, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or the Registrant shall look solely to the trust property for payment; that no trustee of the Registrant shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Registrant; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Registrant will indemnify officers, representatives and employees of the Registrant to the same extent that trustees are entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number			Description

1	(a)	—	Declaration of Trust of the Registrant dated December 22, 1988 is incorporated by reference to
Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on
Form N-1A filed on January 27, 1998.

	(b)	—	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated by reference to
Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on
Form N-1A filed on January 27, 1998.

	(c)	—	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration
Statement on Form N-1A filed on January 27, 1998.

	(d)	—	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to
Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on
Form N-1A (No. 33-26305) filed on October 18, 1996.

	(e)	—	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration
Statement on Form N-1A filed on January 27, 1998.

2		—	Amended and Restated Code of Regulations of the Registrant is incorporated by reference to
Exhibit 2(a) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on
Form N-1A filed on September 19, 2006.

3		—	Not applicable.

4		—	Form of Agreement and Plan of Reorganization by and between the Registrant, on behalf of
BlackRock Global Science & Technology Opportunities Portfolio (“Global Science”) and
BlackRock Technology Fund, Inc., a Maryland corporation (included as Appendix B to the Proxy
Statement and Prospectus included in this Registration Statement).

5		—	Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s
Registration Statement on Form N-1A filed on January 27, 1998.

6	(a)	—	Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to existing Portfolios except the Strategic Portfolio I and Index Equity Portfolio incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 100 to Registrant’s
Registration Statement on Form N-1A filed on October 13, 2006.

	(b)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial
Management, Inc. with respect to the Bond Portfolios incorporated by reference to Exhibit 4(c) of
Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on
October 13, 2006.

7	(a)	—	Distribution Agreement between Registrant and BlackRock Distributors, Inc. dated as of January 2,
2001 is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to
Registrant’s Registration Statement on Form N-1A filed on January 29, 2001.

	(b)	—	Form of Cooperation Agreement among the Registrant, BlackRock Advisors, LLC. and UBS AG is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 91 to Registrant’s
Registration Statement on Form N-1A filed on January 31, 2005.

8		—	None

9	(a)	—	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC Trust Company is incorporated by reference to Exhibit 7(a) of Post-Effective
Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3,
2004.

	(b)	—	Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National
Association and The Chase Manhattan Bank is incorporated by reference to Exhibit (8)(e) of Post-
Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on
February 13, 1998.

	(c)	—	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated by reference to Exhibit (8)(f) of Post-Effective Amendment
No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

	(d)	—	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National
Association dated June 13, 1983 is incorporated by reference to Exhibit (8)(g) of Post-Effective
Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13,
1998.

	(e)	—	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and
PNC Bank, National Association dated November 21, 1989 is incorporated by reference to
Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on
Form N-1A filed on February 13, 1998.

	(f)	—	Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated by reference to Exhibit 8(j) of Post-Effective Amendment
No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

10	(a)	—	Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B
Investor, Series C Investor, Institutional, HL and BlackRock Shares is incorporated by reference to
Exhibit 13(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on
Form N-1A filed on November 3, 2004.

	(b)	—	Form of Appendix A to Amended and Restated Distribution and Service Plan incorporated by reference to Exhibit 13(b) to Registrant’s Registration Statement on Form N-1A filed on
December 18, 2006.

	(c)	—	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution
System is incorporated by reference to Exhibit 14(a) of Post-Effective Amendment No. 97 to
Registrant’s Registration Statement on Form N-1A filed on September 19, 2006.

11		—	Opinion of Bingham McCutchen LLP, special Massachusetts counsel to the Registrant, was filed on April 1, 2008 as an Exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-150027) (the “N-14 Registration Statement”).

12		—	Tax opinion of Sidley Austin LLP, tax counsel for the Registrant, and BlackRock
Technology Fund, Inc.**

13		—	None

14	(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Global Science.*

	(b)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Technology Fund.*

15		—	None.

16		—	Power of Attorney. (included on signature page of the N-14 Registration Statement filed on April 1, 2008)

17	(a)	—	Amended and Restated Administration Agreement dated February 10, 2004 among Registrant,
BlackRock Advisors, LLC and PFPC Inc. is incorporated by reference to Exhibit 8(a) of Post-
Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on
November 3, 2004.

	(b)	—	Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank,
National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated by reference to Exhibit 9(l) of Post-Effective
Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on April 29, 1998.

	(c)	—	Form of Expense Limitation Agreement dated as of January 28, 2004 by and between Registrant and BlackRock Advisors, LLC is incorporated by reference to Exhibit 8(k) of Post-Effective
Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on February 11,
2004.

	(d)	—	Schedule A to Expense Limitation Agreement incorporated herein by reference to Exhibit 8(e) of
Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed on
December 18, 2006.

	(e)	—	Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock
Advisors, LLC is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment
No. 91 to Registrant’s Registration Statement on Form N-1A filed on January 31, 2005.

	(f)	—	Code of Ethics of BlackRock, Inc is incorporated by reference to Exhibit 16(b) of Post-Effective
Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27,
2006.

	(g)	—	Code of Ethics of BlackRock Distributors, Inc. is incorporated by reference to Exhibit 16(c) of
Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on
November 14, 2000.

	(h)	—	Prospectus for Investor Class Shares, Prospectus for Institutional Shares, Prospectus for R Shares
and Statement of Additional Information of Global Science, each dated January 31, 2008;
incorporated by reference to the Prospectuses filed pursuant to Rule 497 on February 4, 2008 and the Statement of Additional Information filed pursuant to Rule 497 on February 6, 2008.

	(i)	—	Prospectus and Statement of Additional Information of Technology Fund, each dated July 23, 2007;
incorporated by reference to the Prospectus and Statement of Additional Information of Technology
Fund filed pursuant to Rule 497 on July 25, 2007.

	(j)	—	Annual Report to Shareholders of Global Science for the fiscal year ended September 30, 2007 incorporated by reference to the Form N-CSR filed by Registrant on December 31, 2007.

(k)	—	Annual Report to Shareholders of Technology Fund for the fiscal year ended March 31, 2007 incorporated by reference to the Form N-CSR filed by Technology Fund on June 6, 2007.

(l)	—	Semi-Annual Report to Shareholders of Technology Fund for the six months ended September
2007 incorporated by reference to the Form N-CSR filed by Technology Fund on December 7,
2007.

(m)	—	Form of Proxy was filed on April 1, 2008 as Exhibit 17(m) to the N-14 Registration Statement.

*	Filed herewith.
†	To be filed by amendment.
**	To be filed by post-effective amendment.

Item 17. Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 9th day of May, 2008.

BLACKROCK FUNDS, ON BEHALF OF ITS PORTFOLIO, BLACKROCK GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (Registrant)
By:	/s/ Donald C. Burke
(Donald C. Burke, President)

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Donald C. Burke	President
	(Principal Executive Officer)	May 9, 2008
(Donald C. Burke)

/s/ Neal Andrews	Chief Financial Officer
	(Principal Financial Officer)	May 9, 2008
(Neal Andrews)

David O. Beim*	Trustee

(David O. Beim)

Ronald W. Forbes*	Trustee

(Ronald W. Forbes)

Dr. Matina Horner*	Trustee

(Dr. Matina Horner)

Rodney D. Johnson*	Trustee

(Rodney D. Johnson)

Herbert I. London*	Trustee

(Herbert I. London)

	Signature	Title	Date
	Cynthia A. Montgomery*	Trustee

(Cynthia A. Montgomery)

	Joseph P. Platt, Jr.*	Trustee

(Joseph P. Platt, Jr.)

	Robert C. Robb, Jr.	Trustee

(Robert C. Robb, Jr.)

	Toby Rosenblatt*	Trustee

(Toby Rosenblatt)

	Kenneth L. Urish*	Trustee

(Kenneth L. Urish)

	Frederick W. Winter*	Trustee

(Frederick W. Winter)

	Richard S. Davis*	Trustee

(Richard S. Davis)

	Henry Gabbay*	Trustee

(Henry Gabbay)

*By:	/s/ Donald C. Burke
May 9, 2008
(Donald C. Burke, Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number			Description
14	(a)	—	Consent of Deloitte & Touche LLP, independent registered accounting firm for Global Science.
	(b)	—	Consent of Deloitte & Touche LLP, independent registered accounting firm for Technology Fund.